SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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Eagle Capital Appreciation Fund

Registration Nos. 811-04338 and 002-98634

Eagle Growth & Income Fund

Registration Nos. 811-04767 and 033-07559

Eagle Series Trust

Registration Nos. 811-07470 and 033-57986

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE CAPITAL APPRECIATION FUND

EAGLE GROWTH & INCOME FUND

EAGLE SERIES TRUST

Eagle International Stock Fund

Eagle Investment Grade Bond Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Growth Fund

Eagle Smaller Company Fund

Eagle Tactical Allocation Fund

880 Carillon Parkway

St. Petersburg, Florida 33716

(800) 421-4184

June 14, 2017

Dear Fellow Shareholder:

You are cordially invited to attend a special joint meeting of shareholders (“Meeting”) of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each, a “Trust”) on behalf of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and the series of Eagle Series Trust listed above (each, a “Fund”) which will be held on Wednesday, August 16, 2017 at 10:00 a.m. Eastern Time at 880 Carillon Parkway, St. Petersburg, Florida 33716.

The Meeting has been called by the Board of Trustees of each Trust. The purpose of the Meeting is to seek your approval on a number of important proposals affecting the Funds that recently were recommended by the Funds’ investment adviser and approved by the Board of Trustees of each Trust.

As more fully described in the enclosed proxy materials, shareholders are being asked to vote on the following proposals with respect to each Fund:

•	Proposal 1: To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust, as follows:

•	Eagle Capital Appreciation Fund into Carillon ClariVest Capital Appreciation Fund,

•	Eagle Growth & Income Fund into Carillon Eagle Growth & Income Fund,

•	Eagle International Stock Fund into Carillon ClariVest International Stock Fund,

•	Eagle Investment Grade Bond Fund into Carillon Eagle Investment Grade Bond Fund,

•	Eagle Mid Cap Growth Fund into Carillon Eagle Mid Cap Growth Fund,

•	Eagle Mid Cap Stock Fund into Carillon Eagle Mid Cap Stock Fund,

•	Eagle Small Cap Growth Fund into Carillon Eagle Small Cap Growth Fund,

•	Eagle Smaller Company Fund into Carillon Eagle Smaller Company Fund, and

•	Eagle Tactical Allocation Fund into Carillon Cougar Tactical Allocation Fund.

•	Proposal 2: To implement “multi-manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval.

Proposal 1, if approved, enables each Fund to reorganize as a series of a new Delaware statutory trust. The Board of Trustees of each Trust believes that the Delaware statutory trust form of organization offers a number of advantages over the Trusts’ present form of organization as Massachusetts business trusts. As a Delaware statutory trust, the Trusts will have a more flexible governance structure which may permit the Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and may result in cost savings over time. Furthermore, operating as a single trust entity rather than three separate entities offers the potential for operational efficiencies in the administration of the Funds, which also may result in cost savings over time.

The Board of Trustees of each Trust believes Proposal 2, if approved, will benefit Fund shareholders by allowing Carillon, the Fund’s investment adviser, or a successor adviser, subject to Board approval, the flexibility to hire or replace Fund subadvisers or materially amend subadvisory agreements, regardless of whether the subadviser is affiliated or unaffiliated with Carillon, without incurring the significant delay and expense associated with obtaining prior shareholder approval for such changes. As explained in more detail in the proxy statement, the implementation of Proposal 2 is contingent on both shareholder approval and the SEC’s issuance of the requested exemptive relief.

Each Trust’s Board of Trustees, including its independent trustees, has carefully reviewed these proposals and unanimously recommends that you vote “FOR” each proposal.

We encourage you to read the Proxy Statement in full before you vote. Following this letter are questions and answers regarding this proxy solicitation. The information is designed to help you cast your vote as a Fund shareholder, and is being provided as a supplement to, and not a substitute for, your proxy materials.

The notice of special joint meeting of shareholders, the proxy statement, and the proxy card(s) are enclosed. If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card(s) (or vote by internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps avoid additional solicitation costs.

If you have any questions regarding the proxy materials or the voting process, please feel free to call us toll-free at (800) 421-4184, or our proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (855) 928-4493. Your participation in these matters is extremely important. Thank you for your vote on these important proposals.

Sincerely,

J. Cooper Abbott
President

As explained in the supplement to the Funds’ prospectus dated June 1, 2017, Raymond James Financial, Inc., the parent company of Eagle Asset Management, Inc. (“Eagle”), recently completed an internal restructuring of its investment management business in which Carillon Tower Advisers, Inc. (“Carillon”) replaced Eagle as the investment adviser and administrator for the Funds. Carillon provides advisory services on the same terms and at the same fee rates that Eagle provided to the Funds prior to the restructuring. ClariVest Asset Management LLC (“ClariVest”) remains the subadviser to the Eagle Capital Appreciation Fund and Eagle International Stock Fund, and Cougar Global Investments Limited (“Cougar Global”) remains the subadviser to the Eagle Tactical Allocation Fund. For Funds not subadvised by ClariVest or Cougar Global, Eagle now serves as subadviser and provides the same portfolio management services that it provided to those Funds prior to the restructuring.

EAGLE CAPITAL APPRECIATION FUND

EAGLE GROWTH & INCOME FUND

EAGLE SERIES TRUST

Eagle International Stock Fund

Eagle Investment Grade Bond Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Growth Fund

Eagle Smaller Company Fund

Eagle Tactical Allocation Fund

880 Carillon Parkway

St. Petersburg, Florida 33716

(800) 421-4184

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To be held on August 16, 2017

TO SHAREHOLDERS:

A Special Joint Meeting of Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each, a “Trust”) on behalf of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and the series of Eagle Series Trust listed above (each, a “Fund”), will be held on Wednesday, August 16, 2017 at 10:00 a.m. Eastern Time, at the Trusts’ principal executive office, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, for the following purposes with respect to each Fund:

Proposals

Proposal 1.	To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust, as follows:

•	Eagle Capital Appreciation Fund into Carillon ClariVest Capital Appreciation Fund,

•	Eagle Growth & Income Fund into Carillon Eagle Growth & Income Fund,

•	Eagle International Stock Fund into Carillon ClariVest International Stock Fund,

•	Eagle Investment Grade Bond Fund into Carillon Eagle Investment Grade Bond Fund,

•	Eagle Mid Cap Growth Fund into Carillon Eagle Mid Cap Growth Fund,

•	Eagle Mid Cap Stock Fund into Carillon Eagle Mid Cap Stock Fund,

•	Eagle Small Cap Growth Fund into Carillon Eagle Small Cap Growth Fund,

•	Eagle Smaller Company Fund into Carillon Eagle Smaller Company Fund, and

•	Eagle Tactical Allocation Fund into Carillon Cougar Tactical Allocation Fund.

Proposal 2.

To implement “multi-manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend

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subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval.

Each proposal, including any conditions to implementation of the proposal, is discussed in greater detail in the attached Proxy Statement. The Board of Trustees of each Trust, including its independent trustees, has carefully reviewed these proposals and unanimously recommends that shareholders vote “FOR” each proposal.

The close of business on June 9, 2017 has been fixed as the record date (“Record Date”) for the determination of shareholders of the Trusts entitled to receive notice of and to vote at the Special Joint Meeting of Shareholders or at any postponements or adjournments thereof (“Meeting”). The Board of Trustees of each Trust knows of no other business to be presented at the Meeting other than the matters set forth herein. Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

The Trusts will admit to the Meeting: (1) all shareholders of record of the Funds as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Trusts, in their sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call us toll-free at (800) 421-4184.

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be Held on Wednesday, August 16, 2017: This Notice and the Accompanying Proxy Statement are Available on the Trusts’ website at https://www.eagleasset.com and also at www.proxyvote.com. On these websites, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

BY ORDER OF THE BOARDS OF TRUSTEES OF

EAGLE CAPITAL APPRECIATION FUND

EAGLE GROWTH & INCOME FUND

EAGLE SERIES TRUST

Daniel R. Dzibinski

Secretary

June 14, 2017

St. Petersburg, Florida

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YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the internet as indicated on the enclosed proxy card(s). (If you own shares of more than one Fund or if you own multiple investments in any one Fund, you will receive a proxy card for each Fund or investment in which you own shares. Please vote each proxy card.) If voting by mail, you are requested to:

•	Indicate your instructions on the proxy card(s);

•	Date and sign the proxy card(s);

•	Mail the proxy card(s) promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

•	Allow sufficient time for the proxy card(s) to be received prior to August 16, 2017. (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date and return the proxy card(s) but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s). In order to avoid the additional expense of further solicitations, we ask your cooperation in mailing your proxy card(s) immediately.

As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:

To vote by telephone:	To vote online via the internet:
(1) Read the Proxy Statement and have your proxy card(s) at hand.	(1) Read the Proxy Statement and have your proxy card(s) at hand.
(2) Call one of the toll-free number(s) that appears on your proxy card(s).	(2) Go to the website that appears on your proxy card(s).
(3) Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.	(3) Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.

If you vote by telephone or access the internet voting site, your vote must be received no later than 11:59 p.m., Eastern Time on August 15, 2017.

We encourage you to vote by telephone or online via the internet using the control number(s) that appears on your enclosed proxy card(s). Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals, the proxy materials or need assistance voting your shares, please call us toll-free at (800) 421-4184 or Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitor, toll-free at (855) 928-4493. If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trusts or employees of Carillon or by Broadridge, in any case, to remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting at the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

Page
QUESTIONS AND ANSWERS REGARDING THE PROPOSALS	1

Record Date, Solicitation and Revocation of Proxies	7

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION PURSUANT TO WHICH THE FUND WILL BE REORGANIZED INTO A CORRESPONDING NEW SERIES OF CARILLON SERIES TRUST, A NEWLY ESTABLISHED DELAWARE STATUTORY TRUST	8

Overview of the Reorganizations	8

Summary of the Reorganization Agreement	12

Comparison of the New Trust and the Trusts	13

Vote Required and Boards’ Recommendations	14

PROPOSAL 2: TO IMPLEMENT “MULTI-MANAGER” ARRANGEMENTS FOR THE FUND WHEREBY THE FUND’S INVESTMENT ADVISER, SUBJECT TO APPROVAL BY THE FUND’S BOARD OF TRUSTEES, WOULD BE ABLE TO SELECT SUBADVISERS TO MANAGE ALL OR A PORTION OF THE ASSETS OF THE FUND AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH SUBADVISERS THAT ARE AFFILIATED OR UNAFFILIATED WITH THE INVESTMENT ADVISER OR THE FUND, WITHOUT OBTAINING SHAREHOLDER APPROVAL	14

Overview of the Proposal	14

Information about Carillon and the RJF Restructuring	16

Vote Required and Boards’ Recommendations	17

VOTING INFORMATION	18

Outstanding Shares	18

Quorum, Adjournment and Voting Requirements	18

OTHER BUSINESS	19

ADDITIONAL INFORMATION	19

Subadvisers and Other Service Providers	19

Householding	19

Expenses of Solicitation	20

FUTURE MEETINGS; SHAREHOLDER PROPOSALS; SHAREHOLDER COMMUNICATIONS	20

Appendix A Form of Agreement and Plan of Reorganization and Termination	A-1

Appendix B Declaration of Trust	B-1

Appendix C Comparison of Massachusetts and Delaware Trust Instruments and State Law	C-1

Appendix D Security Ownership of Certain Owners of the Funds	D-1

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QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Enclosed is a Proxy Statement for the upcoming Special Joint Meeting of Shareholders of:

•	Eagle Capital Appreciation Fund (“ECAF”),

•	Eagle Growth & Income Fund (“EGIF”), and

•	Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Smaller Company Fund and Eagle Tactical Allocation Fund, each a series of Eagle Series Trust (“EST”).

ECAF, EGIF, and EST each is referred to as a “Trust.” Additionally, ECAF, EGIF and each series of EST listed above is referred to as a “Fund.”

As explained in the supplement to the Funds’ prospectus dated June 1, 2017, Raymond James Financial, Inc. (“RJF”), the parent company of Eagle Asset Management, Inc. (“Eagle”), recently completed an internal restructuring of its investment management business in which Carillon Tower Advisers, Inc. (“Carillon”) replaced Eagle as the investment adviser and administrator for the Funds. Carillon provides advisory services on the same terms and at the same fee rates that Eagle provided to the Funds prior to the restructuring. ClariVest Asset Management LLC (“ClariVest”) remains the subadviser to the Eagle Capital Appreciation Fund and Eagle International Stock Fund, and Cougar Global Investments Limited (“Cougar Global”) remains the subadviser to the Eagle Tactical Allocation Fund. For Funds not subadvised by ClariVest or Cougar Global, Eagle now serves as subadviser and provides the same portfolio management services that it provided to those Funds prior to the restructuring.

While we recommend that you carefully read the full text of the enclosed Proxy Statement, below is a brief overview of the matters to be voted on.

Question:	Why am I receiving these proxy materials?

Answer:	You are receiving these materials because you owned shares of one or more of the Funds on June 9, 2017, and, as a result, have a right to vote on proposals (“Proposals”) relating to your Fund(s) at the Special Joint Meeting of Shareholders of the Trusts to be held on Wednesday, August 16, 2017 and at any postponements and adjournments thereof (“Meeting”).

Question:	What am I being asked to vote “FOR” in the Proxy Statement?

Answer:	As described in more detail in the enclosed Proxy Statement, you are being asked to approve the following Proposals with respect to your Fund(s):

PROPOSAL 1.	To approve an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) pursuant to which the Fund will be reorganized into a corresponding new series of Carillon Series Trust (“New Trust”), a newly established Delaware statutory trust, as follows:

•	Eagle Capital Appreciation Fund into Carillon ClariVest Capital Appreciation Fund,

•	Eagle Growth & Income Fund into Carillon Eagle Growth & Income Fund,

•	Eagle International Stock Fund into Carillon ClariVest International Stock Fund,

•	Eagle Investment Grade Bond Fund into Carillon Eagle Investment Grade Bond Fund,

•	Eagle Mid Cap Growth Fund into Carillon Eagle Mid Cap Growth Fund,

•	Eagle Mid Cap Stock Fund into Carillon Eagle Mid Cap Stock Fund,

•	Eagle Small Cap Growth Fund into Carillon Eagle Small Cap Growth Fund,

•	Eagle Smaller Company Fund into Carillon Eagle Smaller Company Fund, and

•	Eagle Tactical Allocation Fund into Carillon Cougar Tactical Allocation Fund.

PROPOSAL 2.	To implement “multi-manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval.

Question:	How do the Boards of Trustees recommend that I vote?

Answer:	After careful consideration of each of the Proposals, the Board of Trustees (“Board” or “Board of Trustees”) of each Trust, including the trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), unanimously approved the Proposals and recommend that you vote for each Proposal. The reasons for the Boards’ recommendations are discussed in more detail in the attached Proxy Statement.

Question:	Why are shareholders being asked to approve the Reorganization Agreement?

Answer:	The Reorganization Agreement is being proposed because the Board of Trustees of each Trust believes that the Delaware statutory trust form of organization offers a number of advantages over the Trusts’ present form of organization as Massachusetts business trusts. As a Delaware statutory trust, the Trusts will have a more flexible governance structure which may permit the Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and may result in cost savings over time. Furthermore, operating as a single trust entity rather than three separate entities offers the potential for operational efficiencies in the administration of the Funds, which also may result in cost savings over time.

Question:	What effect will the implementation of the Reorganization Agreement have on the Funds?

Answer:	If the Reorganization Agreement is implemented, each Fund will reorganize as a corresponding separate new series of the New Trust (each, a “Reorganization” ) as set forth in the Answer to “Question: What am I being asked to vote “FOR” in the Proxy Statement?” above. None of the investment objectives, policies and risks of any Fund will change. Each Fund’s investment adviser, subadviser and other service providers will be identical and continue to serve in the same roles and provide the same services for the New Funds. The same trustees currently serve on the Board of each Trust and will continue to serve as trustees on the Board of the New Trust.

Question:	What effect will the implementation of the Reorganization Agreement have on shareholders?

Answer:	Immediately after the Reorganizations, each shareholder of a Fund will own shares of beneficial interest (“Shares”) in the same class of the corresponding New Fund that are equal in number, and net asset value, to the shares of the class of the Fund that were held by the shareholder immediately prior to the Reorganizations. Each Fund currently offers six classes of shares, which are designated Class A, Class C, Class I, Class R-3, Class R-5, Class R-6. Each New Fund will offer the same six classes of Shares, designated Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and may offer certain additional classes of Shares. Thus, for example, if you own 100 Class A shares of a Fund just prior to the Reorganizations, you will own 100 Class A Shares of the corresponding New Fund, with the same net asset value immediately after the completion of the Reorganizations.

Question:	Will the investment advisory fee change if the Reorganization Agreement is implemented?

Answer:	No. The New Trust, on behalf of the New Funds, will enter into an investment advisory agreement with Carillon that is substantially the same as the current advisory agreements in place for the Funds (except for changes to reflect the New Funds as series of the New Trust, the New Trust’s domicile, and the date of the agreement). Each New Fund will pay the same contractual advisory fee that is currently paid by the corresponding Fund. Carillon will enter into new subadvisory agreements with: (i) ClariVest, with respect to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund, (ii) Cougar Global, with respect to the Carillon Cougar Tactical Allocation Fund, and (iii) Eagle, with respect to the Carillon Eagle Growth & Income Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund and Carillon Eagle Smaller Company Fund. The new subadvisory agreements will be substantially the same as the current subadvisory agreements (except for changes to reflect the New Funds as series of the New Trust, the New Trust’s domicile, and the date of the agreement). All fees paid to ClariVest, Cougar Global and Eagle will continue to be paid by Carillon, not the Funds. Any advisory fee waiver agreement that is currently in place for a Fund also will apply to the corresponding New Fund on the same terms, except that the effective period of the waiver agreement for the New Fund will be extended until December 31, 2018.

Question:	Will shareholders pay any sales load, commission or other transactional fee in connection with the Reorganizations?

Answer:	No. Shareholders of each Fund will receive the same number of Shares of the same class of the corresponding New Fund, having the same net asset value. No sales load, commission or other transactional fee will be imposed.

Question:	What will be the federal income tax consequences of the Reorganizations?

Answer:	Each Reorganization is designed to qualify as a tax-free reorganization so there will be no federal income tax consequences to you or the Funds. Shareholders may wish to consult their own tax advisers regarding the tax consequences of the Reorganization involving their particular Fund.

Question:	What happens if the Reorganization Agreement is not approved?

Answer:	The Reorganizations are contingent upon approval of the Reorganization Agreement by the shareholders of each Fund. Therefore, if shareholders of any Fund do not approve the Reorganization Agreement, the Reorganizations will not be completed regardless of whether shareholders of other Funds approve the Reorganization Agreement. If the Reorganization Agreement is not approved with respect to all of the Funds, or the Reorganizations are not completed for any other reason, the Board of Trustees of each Trust will consider what actions to take, including whether to continue to operate each Trust as a Massachusetts business trust.

Question:	Why am I being asked to approve Proposal 2?

Answer:

Proposal 2 seeks to obtain shareholder approval to permit Carillon, the Fund’s investment adviser, or a successor adviser, subject to approval by the Fund’s Board of Trustees, to hire and replace and materially amend subadvisory agreements with (i) subadvisers that are not “affiliated persons” within the meaning of Section 2(a)(3) of the 1940 Act of Carillon, a successor adviser, or the Fund (“Unaffiliated Subadvisers”); and (ii) subadvisers that are affiliated persons of Carillon or a successor adviser (“Affiliated Subadvisers”), without obtaining shareholder approval for such changes. For purposes of Proposal 2, a Fund’s investment adviser refers to

Carillon, any entity controlling, controlled by or under common control with, Carillon, or their successors. A “successor” of the investment adviser is limited to an entity that results from a reorganization of the investment adviser into another jurisdiction or a change in the type of its business organization.

In 2001, the Trusts and Eagle received an exemptive order from the SEC which would permit Eagle, the Funds’ prior investment adviser, subject to approval by the Fund’s Board, to hire and replace and materially amend subadvisory agreements with subadvisers that are not affiliated persons of Eagle, a successor adviser, or the Fund, without the approval of that Fund’s shareholders (“Unaffiliated Subadviser Order”). The Unaffiliated Subadviser Order was approved by Fund shareholders. In 2014, the Trusts and Eagle received an exemptive order that would expand the Unaffiliated Subadviser Order to also include subadvisers that are wholly-owned subsidiaries of Eagle or Eagle’s parent company, RJF (“Wholly-Owned Subadvisers”) (“Wholly-Owned Subadviser Order”). In addition, the Trusts and Eagle applied to the SEC for a further expanded order to include subadvisers that are affiliated persons of Eagle or a successor adviser, regardless of whether they are Wholly-Owned Subadvisers (“Affiliated Subadviser Application”). The SEC has not yet granted the Affiliated Subadviser Application.

Carillon, as the successor to Eagle following RJF’s restructuring of its investment management affiliates, may not be able to rely on the Wholly-Owned Subadviser Order until the SEC has granted an amended exemptive order permitting Carillon to rely on such orders. Carillon may not rely on the Affiliated Subadviser Application until the SEC has granted an order relating to the Affiliated Subadviser Application. The Affiliated Subadviser Application, if granted, would apply to Carillon, any entity controlling, controlled by or under common control with, Carillon, or their successors. Implementation of the Wholly-Owned Subadviser Order and/or the Affiliated Subadviser Application, if granted, is subject to shareholder approval of Proposal 2.

Question:	How will the Funds benefit if Proposal 2 is approved?

Answer:	Each Board of Trustees believes Proposal 2, if approved, will benefit shareholders by granting Carillon, subject to Board approval, the flexibility to hire or replace subadvisers or materially amend subadvisory agreements, without incurring the significant delay and expense associated with obtaining prior shareholder approval for such changes. For each shareholder meeting, a Trust must create and distribute proxy materials and solicit proxy votes from Fund shareholders. This process is time-consuming and costly, and in the past such costs have been borne in full or in part by the Fund on whose behalf the meeting is called, thereby reducing shareholders’ investment returns. The ability to change Fund subadvisers and materially amend subadvisory agreements without the delay of obtaining shareholder approval also will provide the Funds with the flexibility to swiftly address any issues related to management of Fund assets which may be beneficial in today’s rapidly changing market environment. If Proposal 2 if approved by shareholders and the SEC grants the requested exemptive relief, Board approval, including the approval of a majority of the Independent Trustees of the Board, will continue to be required before Carillon may hire or replace a subadviser or materially amend a subadvisory agreement, without shareholder approval.

Question:	Will Proposal 2 have any effect on the advisory fees paid by the Funds to Carillon?

Answer:	No. Approval of Proposal 2 will not affect the amount of the advisory fees that each Fund pays to Carillon. Whether or not Proposal 2 is approved, Carillon will continue to pay subadvisory fees from its own assets.

Question:	Will I be notified of any changes to a Fund’s subadvisory arrangements?

Answer:	Yes. You will be provided with a written notice within 90 days of a change in a Fund’s subadviser. The notice will contain substantially the same information regarding the subadviser and the subadvisory agreement that would have been included in a proxy statement if shareholder approval had been required.

Question:	What happens if Proposal 2 is not approved by shareholders or the SEC does not grant the requested exemptive relief?

Answer:	If Proposal 2 is not approved by a Fund, shareholder approval would be required for Carillon to hire, replace and materially amend subadvisory agreements with any subadviser, which could increase Fund expenses. If Proposal 2 is approved for a Fund, and Carillon may rely on the Wholly-Owned Subadviser Order, Carillon, subject to approval by the Fund’s Board, could hire or replace or materially amend that Fund’s subadvisory agreements with Unaffiliated Subadvisers and Wholly-Owned Subadvisers, without shareholder approval. If Proposal 2 is approved for a Fund and the SEC grants the order relating to the Affiliated Subadviser Application, Carillon, subject to approval by the Fund’s Board, could hire or replace or materially amend that Fund’s subadvisory agreements with Affiliated Subadvisers, regardless of whether they are Wholly-Owned Subadvisers, without shareholder approval. There is no guarantee that the SEC will grant the requested exemptive relief.

Proposal 2 is not contingent on the approval of any other proposal, and will take effect, subject to the conditions described in the preceding paragraph, with respect to a Fund regardless of whether Proposal 1 is approved by that Fund or whether shareholders of any other Fund approve any Proposal.

Question:	If the Proposals are approved, when will they be implemented?

Answer:	If Proposal 1 is approved by each Fund, it is expected that the Reorganizations will take effect on or about October 27, 2017, although this date may be adjusted in accordance with the terms of the Reorganization Agreement. If Proposal 2 is approved by a Fund, it will take effect for that Fund when Carillon may rely on the Wholly-Owned Subadviser Order, and, with respect to Affiliated Subadvisers that are not Wholly-Owned Subadvisers, if and when the SEC grants an order relating to the Affiliated Subadviser Application.

Question:	Who will bear the expenses related to the Meeting and Reorganizations?

Answer:	Carillon or an affiliate will bear the expenses associated with the Meeting and the Reorganizations, including the costs of printing, mailing, tabulating and soliciting proxies, whether or not the Proposals are approved.

Question:	How can I vote my shares?

Answer:	Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided. If you own shares of more than one Fund or if you own multiple investments in any one Fund, you will receive a proxy card for each Fund or investment in which you own shares. Please vote each proxy card.

As an alternative to voting the proxy card(s) by mail, you may vote by telephone, online via the internet or in person. To vote by telephone, please call one of the toll-free numbers listed on the proxy card(s). To vote online via the internet, please access the website listed on the proxy card(s). Please note that to vote by telephone or online via the internet, you will need the unique “control” number(s) that appears on the enclosed proxy card(s). If you will be attending the Meeting, please let us know by calling us toll-free at (800) 421-4184. You will be required to provide valid identification in order to gain admission to the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your broker, bank or other nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

It is important that you vote your proxy promptly. If you have any questions regarding the Proposals, the proxy materials or how to vote your shares, please us toll-free at (800) 421-4184, or our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), toll-free at (855) 928-4493. If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trusts, employees of Carillon or by Broadridge, in any case, to remind you to vote.

EAGLE CAPITAL APPRECIATION FUND

EAGLE GROWTH & INCOME FUND

EAGLE SERIES TRUST

Eagle International Stock Fund

Eagle Investment Grade Bond Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Growth Fund

Eagle Smaller Company Fund

Eagle Tactical Allocation Fund

880 Carillon Parkway

St. Petersburg, Florida 33716

(800) 421-4184

PROXY STATEMENT

Special Joint Meeting of Shareholders

To be held on August 16, 2017

This Proxy Statement is furnished to the shareholders of Eagle Capital Appreciation Fund (“ECAF”), Eagle Growth & Income Fund (“EGIF”) and Eagle Series Trust (“EST”) (each, a “Trust”) on behalf ECAF, EGIF and the series of EST listed above (each, a “Fund”), in connection with the solicitation of proxies by the Board of Trustees of each Trust (each, a “Board of Trustees,” or “Board”) for use at the Special Joint Meeting of Shareholders of the Trusts to be held on Wednesday, August 16, 2017 at 10:00 a.m., Eastern Time, at the Trusts’ principal executive office, located at 880 Carillon Parkway St. Petersburg, Florida 33716, and at any postponements or adjournments thereof (“Meeting”).

As explained in the supplement to the Funds’ prospectus dated June 1, 2017, Raymond James Financial, Inc. (“RJF”), the parent company of Eagle Asset Management, Inc. (“Eagle”), recently completed an internal restructuring of its investment management business in which Carillon Tower Advisers, Inc. (“Carillon”) replaced Eagle as the investment adviser and administrator for the Funds. Carillon provides advisory services on the same terms and at the same fee rates that Eagle provided to the Funds prior to the restructuring. ClariVest Asset Management LLC (“ClariVest”) remains the subadviser to the Eagle Capital Appreciation Fund and Eagle International Stock Fund, and Cougar Global Investments Limited (“Cougar Global”) remains the subadviser to the Eagle Tactical Allocation Fund. For Funds not subadvised by ClariVest or Cougar Global, Eagle now serves as subadviser and provides the same portfolio management services that it provided to those Funds prior to the restructuring.

The Board of Trustees of each Trust unanimously recommends that you vote “FOR” each Proposal.

Record Date, Solicitation and Revocation of Proxies

The close of business on June 9, 2017 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (“Record Date”). Each share of beneficial interest (each, a “Share”) will be entitled to one vote at the Meeting and fractional Shares will be entitled to proportionate fractional votes.

This solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy card. Supplementary solicitations may be made by mail or telephone by officers of the Trusts, employees of Carillon or by Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitor. The approximate mailing date of this Proxy Statement and the proxy card(s) will be June 23, 2017.

If the enclosed proxy card(s) is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. You may revoke your proxy at any time prior to its use at the Meeting by submitting a letter of revocation showing your name and account number or a properly executed, later-dated proxy card delivered to Daniel R. Dzibinski, Secretary, Eagle Family of Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716, or delivered to him at the Meeting. If you hold your Shares in street name, please contact your broker, bank or other nominee if you wish to revoke your proxy. If you date, sign and return the proxy but give no voting instructions, your Shares will be voted in favor of the Proposals set forth in the preceding notice and described in this Proxy Statement. Proxies will also vote in their discretion upon such other matters as may properly come before the Meeting.

The Trusts’ Annual Report to Shareholders for the fiscal year ended October 31, 2016 has previously been mailed to shareholders. Shareholders may request, without charge, additional copies of the annual report or any subsequent Semi-Annual Report by calling us, toll-free at (800) 421-4184, or by writing to Eagle Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742. Copies of the Annual and Semi-Annual Reports to Shareholders of the Trusts are also available on the Trusts’ website at www.eagleasset.com and on the Electronic Data Gathering and Retrieval System (EDGAR) database on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.

PROPOSAL 1:	TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION PURSUANT TO WHICH THE FUND WILL BE REORGANIZED INTO A CORRESPONDING NEW SERIES OF CARILLON SERIES TRUST, A NEWLY ESTABLISHED DELAWARE STATUTORY TRUST.

FUNDS AFFECTED—ALL

Overview of the Reorganizations

At the Meeting, you will be asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) for the Trust with respect to which you hold Shares of a Fund. Pursuant to the Reorganization Agreement, each Fund will change its legal form of organization to a corresponding separate new series (“New Fund”) of Carillon Series Trust, a newly established Delaware statutory trust (“New Trust”) as follows:

•	Eagle Capital Appreciation Fund into Carillon ClariVest Capital Appreciation Fund,

•	Eagle Growth & Income Fund into Carillon Eagle Growth & Income Fund,

•	Eagle International Stock Fund into Carillon ClariVest International Stock Fund,

•	Eagle Investment Grade Bond Fund into Carillon Eagle Investment Grade Bond Fund,

•	Eagle Mid Cap Growth Fund into Carillon Eagle Mid Cap Growth Fund,

•	Eagle Mid Cap Stock Fund into Carillon Eagle Mid Cap Stock Fund,

•	Eagle Small Cap Growth Fund into Carillon Eagle Small Cap Growth Fund,

•	Eagle Smaller Company Fund into Carillon Eagle Smaller Company Fund, and

•	Eagle Tactical Allocation Fund into Carillon Cougar Tactical Allocation Fund.

Immediately after the Reorganizations, each shareholder of a Fund will own Shares in the same class of the corresponding New Fund equal in number and net asset value to the Shares of the Fund that were held by the shareholder immediately prior to the Reorganization. If the Reorganization Agreement is approved, it is expected that the reorganization transactions contemplated therein (each, a “Reorganization”) will take effect on or about October 27, 2017, although this date may be adjusted in accordance with the terms of the Reorganization

Agreement (“Closing Date”). For a discussion of the terms of the Reorganization Agreement, please see “Summary of the Reorganization Agreement” below.

As described below, the Reorganizations will not affect the value of your investment in a Fund or how your Fund is managed on a day-to-day basis. In addition, your Fund’s fees and expenses will not change as a result of the Reorganizations.

Purpose of the Reorganizations and Board Deliberations. At a meeting of the Boards of Trustees of the Trusts held on May 12, 2017, each Board approved the Reorganization Agreement in substantially the form attached to this Proxy Statement as Appendix A. Currently each Trust is organized as a Massachusetts business trust and operates under separate governing documents. The Board of Trustees of each Trust believes that the Delaware statutory trust form of organization offers a number of advantages over the Trusts’ present form of organization as Massachusetts business trusts. As a Delaware statutory trust, the New Trust will have a more flexible governance structure designed to permit the New Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and potentially realize cost savings over time. Furthermore, the operation of a single trust entity offers the potential for operational efficiencies as compared to the administration of three separate trusts, which also may result in cost savings over time. Delaware law affords the Board of the New Trust the ability to adapt the New Trust to future contingencies; for example, the Trustees will have the power to amend the trust instrument (with certain exceptions), terminate the New Trust or a series or class thereof, combine two or more series or classes into a single series or class, divide a single series or class into two or more series or classes, and approve certain other New Trust and series reorganizations, including converting a series to a master-feeder structure. The governing documents of ECAF and EGIF currently do not authorize the Boards to take these actions without shareholder approval. Trustees of EST have authority to terminate EST or a series thereof and approve certain Trust and series reorganizations, without a shareholder vote, if the Trustees make a specific determination that the continuation of the Trust or such series is not in the best interests of EST, such series, or the affected shareholders. Any exercise of this authority by a Board of Trustees will be subject to applicable federal law. The flexibility under the Delaware trust instrument should help to assure that the New Trust always operates under the most current governance structure, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

Further, Delaware statutory trust law offers funds certain advantages compared with Massachusetts law. Funds organized as Delaware statutory trusts are able to simplify their operations by reducing administrative burdens. For example, a Delaware statutory trust may file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Massachusetts business trusts are required to file an officer’s certificate with The Commonwealth of Massachusetts with resolutions adopted by its board of trustees each time that the board determines to amend the declaration of trust (for example, to designate and create additional classes of Shares or to change or eliminate classes of Shares).

Another potential advantage of Delaware statutory trusts compared to Massachusetts business trusts is greater certainty regarding limitations on the liability of shareholders and trustees for obligations of the trust. Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. Under Massachusetts law, shareholders and trustees are potentially liable for the obligations of a business trust. Although the risk of this liability is remote, the Boards of the Trusts believe that Delaware law will afford greater protection against potential shareholder and trustee liability. In addition, Massachusetts law does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. By contrast, Delaware statutory trust law provides a mechanism to separate the liabilities of the Trust among its series so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any other series.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the New Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the New Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

In unanimously approving the Reorganization Agreement and recommending that Fund shareholders also approve the Reorganization Agreement, the Boards of Trustees, including the trustees who are not “interested persons” of the Trusts (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) were provided with and evaluated the information they reasonably believed necessary to consider the proposed Reorganizations. After the presentation of relevant information, review of written materials and sufficient answers to inquiries of Trust management, the Independent Trustees of the Trusts met in executive session with independent legal counsel to consider the Reorganizations. The key factors considered by the Boards of the Trusts are summarized below:

(1) that Eagle informed the Boards that the New Trust and New Funds will furnish the same level of services to shareholders as the Trusts and Funds;

(2) that Eagle informed the Boards that the investment objective, policies and risks of each New Fund will be the same as those of the corresponding Fund immediately prior to the Closing Date;

(3) that Eagle informed the Boards that each New Fund will be managed by the same investment personnel and in accordance with the same investment strategies used in the management of the corresponding Fund immediately prior to the Closing Date;

(4) that Eagle informed the Boards that there would be no change to any Fund’s portfolio holdings as a direct result of the Reorganizations;

(5) that Eagle informed the Boards that the Reorganizations would not adversely impact any Fund’s ability to implement its investment program;

(6) that Eagle informed the Boards that the New Funds will pay the same contractual investment advisory fees that are currently paid by the Funds and that Carillon will extend the existing fee waiver and/or expense reimbursement agreement through December 31, 2018;

(7) that Eagle informed the Boards that there is no anticipated material adverse effect on any Fund’s total annual fund operating expenses or total annual fund operating expenses after fee waiver and/or expense reimbursement as a result of the Reorganizations;

(8) the Boards were advised of the material differences between the governing documents of the Trusts and the New Trust as set forth in Appendix C to this proxy statement;

(9) that Eagle informed the Boards that the operation of a single trust entity offers the potential for operational efficiencies as compared with the administration of three separate trusts;

(10) that Eagle informed the Boards that it believes that, as a Delaware statutory trust, the New Trust will have a more flexible governance structure designed to permit the New Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and potentially realize cost savings over time;

(11) that shareholders of each Fund will own Shares of the same class of the corresponding New Fund that are equal in number, and in net asset value, to the Shares of the Fund that were held by those shareholders immediately prior to the Closing Date;

(12) the terms of the proposed Reorganization Agreement, including the anticipated tax-free nature of the transactions for the Funds and their shareholders; and

(13) that Carillon or an affiliate would bear the costs and expenses associated with the Meeting and the Reorganizations.

After deliberation, the Board of each Trust concluded that the interests of shareholders of the Fund(s) of the Trust will not be diluted as a result of the Reorganizations and that participation in the Reorganizations is in the best interests of the Funds and their shareholders.

Effect of the Reorganizations on Fund Shareholders. As a result of the Reorganizations, shareholders of each Fund will become shareholders of the corresponding New Fund, each a series of the New Trust. For a comparison of certain attributes of the Trusts and the New Trust, and how they may affect shareholders of the Funds and the New Funds, please see “Comparison of the New Trust and the Trusts—Organization and Legal Structure.”

Each Fund currently offers six classes of Shares, which are designated Class A, Class C, Class I, Class R-3, Class R-5, Class R-6. Each New Fund also will offer the same six classes of Shares, which will be designated Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and may offer certain additional classes of Shares. Immediately after the Reorganizations, each shareholder of a Fund will own Shares in the same class of the corresponding New Fund that are equal in number and in net asset value to the Shares of the class of the Fund that were held by the shareholder immediately prior to the Closing Date. For example, if a shareholder currently owns 100 Class A Shares of a Fund immediately prior to the Closing Date, the shareholder will own 100 Class A Shares in the corresponding New Fund with the same net asset value immediately after the Reorganizations.

As a condition to consummation of each Reorganization, the Trusts and the New Trust will receive an opinion from K&L Gates LLP, legal counsel to the Trusts and the New Trust (“K&L Gates”), substantially to the effect that with respect to each Fund and New Fund, neither the Fund nor the New Fund participating therein nor that Fund’s shareholders will recognize any gain or loss as a result of the Reorganization. Please see “Summary of the Reorganization Agreement—Federal Income Tax Consequences of the Reorganizations” below for further information.

Effect of the Reorganizations. If approved, the Reorganization of a Fund will have the following effects with respect to its corresponding New Fund immediately after the Closing Date:

1.	The New Trust will enter into an investment advisory agreement with Carillon, the Fund’s current investment adviser. The investment advisory agreement the New Trust enters into on behalf of a New Fund will be substantially the same as the current investment advisory agreement for the corresponding Fund (except for changes to reflect the New Fund as a series of the New Trust, the New Trust’s domicile, and the date of the agreement);

2.	Carillon will enter into a new subadvisory agreement with the Fund’s current subadviser as applicable. The new subadvisory agreement Carillon enters into on behalf of a New Fund will be substantially the same as the current subadvisory agreement for the corresponding Fund (except for changes to reflect the New Fund as a series of the New Trust, the New Trust’s domicile, and the date of the agreement);

3.	The same trustees of the applicable Trust will serve as trustees for the New Trust;

4.	The investment objective, policies and risks of each New Fund will be the same as the investment objective, policies and risks of the corresponding Fund;

5.	The contractual investment advisory fee rates for each New Fund will be the same as the contractual investment advisory fee rates for the corresponding Fund. The fee waiver agreement currently in effect for the Fund through February 28, 2018, will be in effect on the same terms for each corresponding New Fund except that the agreement will terminate on December 31, 2018;

6.	Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate and dissolve the Fund and the applicable Trust; and

7.	To the extent that shareholders of a Fund approve Proposal 2, the shareholders of that Fund will be deemed to have approved Proposal 2 with respect to the corresponding New Fund.

Shareholders of the Funds are not being asked to vote separately on these matters.

Expenses Related to the Reorganizations. Carillon or an affiliate will bear the costs and expenses associated with the Reorganizations, including the expenses of preparing, printing and mailing this Proxy Statement, soliciting the Funds’ shareholders and printing and mailing the prospectuses for the New Funds.

Summary of the Reorganization Agreement

Material Terms and Conditions of the Reorganization Agreement. The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A. The following summary is qualified in its entirety by reference to the Reorganization Agreement.

The Reorganization Agreement provides that each New Fund will acquire all of the assets of the corresponding Fund in exchange solely for Class A, Class C, Class I, Class R-3, Class R-5, Class R-6 Shares in the New Fund equal to the number of full and fractional Class A, Class C, Class I, Class R-3, Class R-5, Class R-6 Shares outstanding, respectively, of the corresponding Fund, and the New Fund’s assumption of the Fund’s liabilities. The number of full and fractional Class A, Class C, Class I, Class R-3, Class R-5 or Class R-6 Shares in a New Fund a shareholder will receive in a Reorganization will be equal in value to the number of full and fractional Class A, Class C, Class I, Class R-3, Class R-5 or Class R-6 Shares, respectively, in the corresponding Fund the shareholder owns on the Closing Date. A New Fund will not issue certificates representing the New Fund Shares issued in connection with a Reorganization. The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, a Fund will distribute the New Fund Shares it receives in a Reorganization to its shareholders. After such distribution, the Fund will take all necessary steps under applicable state law, its governing documents and any other applicable law to effect a complete termination and dissolution of the Fund.

The Reorganization Agreement may be terminated, and the Reorganizations covered thereby may be abandoned at any time prior to the consummation thereof, before or after approval by shareholders of the Funds, in the case of a material breach of the Reorganization Agreement, failure to satisfy a condition specified in the Reorganization Agreement or in certain other circumstances. The completion of a Reorganization is also subject to various customary conditions contained in the Reorganization Agreement. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date. The Reorganization Agreement provides that, other than delivery of a legal opinion regarding the tax-free nature of each Reorganization for federal income tax purposes (described below), either the Trust or the New Trust may waive compliance with any closing conditions for the benefit of a Fund or New Fund, as applicable, if, in the judgment of the Trust’s Board, such waiver will not have a material adverse effect on the Fund’s shareholders.

For the Reorganizations to occur, shareholders of each Fund will need to approve the Reorganization Agreement. Therefore, if shareholders of any Fund do not approve the Reorganization Agreement, the Reorganizations will not be completed regardless of whether shareholders of other Funds approve the Reorganization Agreement. If the Reorganization Agreement is not approved with respect to all of the Funds, or the Reorganizations are not completed for any other reason, the Board of Trustees of each Trust will consider what actions to take, including continuing to operate each Trust as a Massachusetts business trust.

Federal Income Tax Consequences of the Reorganizations. Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”). Shareholders will not realize any taxable gain or loss as a result of the Reorganizations. Generally, the basis in your Shares in the New Fund will be the same as the basis in your Shares in the Fund and the holding period for your New Fund Shares will include the holding period for your Fund Shares.

As a condition to consummation of each Reorganization, the Trusts and the New Trust will receive an opinion from K&L Gates LLP substantially to the effect that, under the Code and applicable regulations, the Reorganizations will not give rise to the recognition of any gain or loss for federal income tax purposes to the Fund or the New Fund participating therein or the Fund’s shareholders. That opinion also will deal with bases and holding periods for the New Fund’s and the Fund’s shareholders and certain other matters.

Comparison of the New Trust and the Trusts

Organization and Legal Structure. Each Trust is currently organized as a Massachusetts business trust. If the Reorganization Agreement is approved, each Fund will be reorganized as a corresponding new series of the New Trust, which is a new Delaware statutory trust governed by the New Trust’s Declaration of Trust and By-laws. The New Trust will adopt EST’s registration statement under federal securities laws with amendments to reflect the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules thereunder.

Material differences between the New Trust and each existing Trust, and the relevant provisions of Delaware and Massachusetts law are summarized in Appendix C, although this is not a complete comparison of the governing documents or relevant state law. Shareholders should refer directly to the provisions of the governing documents of the New Trust and each Trust and the applicable state statutory or business trust law, as applicable, for a more thorough comparison. Copies of the governing documents of the New Trust and each Trust are available to shareholders, without charge and upon request, by calling us, toll-free at (800) 421-4184, or our proxy solicitor, Broadridge, toll-free at (855) 928-4493. The Declaration of Trust of the New Trust is also attached to this Proxy Statement as Appendix B.

Investment Adviser, Subadviser and Other Principal Service Providers. Immediately after the Reorganizations, the investment adviser, subadvisers, administrator and other service providers for a New Fund will be the same as for the corresponding Fund prior to the Closing Date; the services provided by those service providers will be the same; and the New Funds will provide the same services to shareholders as the Funds.

The New Trust will enter into an investment advisory agreement with Carillon on behalf of each New Fund that is substantially the same as the current investment advisory agreement for the corresponding Fund (except for changes to reflect the New Fund as a series of the New Trust, the New Trust’s domicile, and the date of the agreement). Carillon will enter into new subadvisory agreements with: (i) ClariVest, with respect to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund, (ii) Cougar Global, with respect to the Carillon Cougar Tactical Allocation Fund, and (iii) Eagle, with respect to the Carillon Eagle Growth & Income Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund and Carillon Eagle Smaller Company Fund. The new subadvisory agreement Carillon enters into on behalf of a New Fund will be substantially the same as the current subadvisory agreement for the corresponding Fund (except for changes to reflect the New Fund as a series of the New Trust, the New Trust’s domicile, and the date of the agreement). Approval by a Fund’s shareholders of the Reorganization Agreement will constitute shareholder approval with respect to the corresponding New Fund of (i) the investment advisory agreement with Carillon, and (ii) the subadvisory agreements between Carillon and Eagle, ClariVest or Cougar Global, as applicable.

The other principal service agreements of the New Trust—the administration agreement, distribution agreement, the custody agreement and the transfer agency agreement—will be the same or substantially similar to the agreements currently in place for each Trust.

Boards of Trustees. Each trustee who serves as a trustee of a Trust, will serve as a trustee of the New Trust. The approval of the Reorganization Agreement will constitute shareholder approval of J. Cooper Abbott,

Courtland James, Keith B. Jarrett, William J. Meurer, Liana O’Drobinak, James L. Pappas, Deborah L. Talbot, John Carter, and Stephen Roussin as trustees of the New Trust.

Vote Required and Boards’ Recommendations

Approval of the Reorganization Agreement with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% of the Fund’s Shares present at the Meeting, if the holders of more than 50% of the Fund’s outstanding Shares are present in person or represented by proxy; or (b) more than 50% of the Fund’s outstanding Shares.

The Reorganizations are contingent upon approval of the Reorganization Agreement by all of the Funds. Therefore, if shareholders of any Fund do not approve the Reorganization Agreement, the Reorganizations will not be completed regardless of whether shareholders of other Funds approve the Reorganization Agreement.

THE BOARD OF TRUSTEES OF EACH TRUST, INCLUDING THE TRUST’S INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:	TO IMPLEMENT “MULTI-MANAGER” ARRANGEMENTS FOR THE FUND WHEREBY THE FUND’S INVESTMENT ADVISER, SUBJECT TO APPROVAL BY THE FUND’S BOARD OF TRUSTEES, WOULD BE ABLE TO SELECT SUBADVISERS TO MANAGE ALL OR A PORTION OF THE ASSETS OF THE FUND AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH SUBADVISERS THAT ARE AFFILIATED OR UNAFFILIATED WITH THE INVESTMENT ADVISER OR THE FUND, WITHOUT OBTAINING SHAREHOLDER APPROVAL.

FUNDS AFFECTED—ALL

Overview of the Proposal

Proposal 2 seeks to obtain shareholder approval to permit Carillon, the Fund’s investment adviser, or a successor adviser, subject to approval by the Fund’s Board of Trustees, to hire and replace and materially amend subadvisory agreements with (i) subadvisers that are not “affiliated persons” within the meaning of Section 2(a)(3) of the 1940 Act of Carillon, a successor adviser, or the Fund (“Unaffiliated Subadvisers”), and (ii) subadvisers that are affiliated persons of Carillon or a successor adviser (“Affiliated Subadvisers”), without obtaining shareholder approval for such changes. For purposes of Proposal 2, a Fund’s investment adviser refers to Carillon, any entity controlling, controlled by or under common control with, Carillon, or their successors. A “successor” of the investment adviser is limited to an entity that results from a reorganization of the investment adviser into another jurisdiction or a change in the type of its business organization.

In 2001, the Trusts and Eagle received an exemptive order from the SEC which would permit Eagle, subject to approval by the Fund’s Board, to hire and replace and materially amend subadvisory agreements with subadvisers that are not affiliated persons of Eagle, a successor adviser, or the Fund, without the approval of that Fund’s shareholders (“Unaffiliated Subadviser Order”). The Unaffiliated Subadviser Order was approved by Fund shareholders. In 2014, the Trusts and Eagle received an exemptive order that would expand the Unaffiliated Subadviser Order to also include subadvisers that are wholly-owned subsidiaries of Eagle or Eagle’s parent company, RJF (“Wholly-Owned Subadvisers”) (“Wholly-Owned Subadviser Order”). In addition, the Trusts and Eagle applied to the SEC for a further expanded order to include subadvisers that are affiliated persons of Eagle or a successor adviser, regardless of whether they are Wholly-Owned Subadvisers (“Affiliated Subadviser Application”). The SEC has not yet granted the Affiliated Subadviser Application.

Carillon, as the successor to Eagle following RJF’s restructuring of its investment management affiliates, may not be able to rely on the Wholly-Owned Subadviser Order until the SEC has granted an amended exemptive order permitting Carillon to rely on such orders. (For information on RJF’s reorganization see “Information about Carillon and the RJF Restructuring.”) Carillon may not rely on the Affiliated Subadviser Application until the SEC has granted an order relating to the Affiliated Subadviser Application. The Affiliated Subadviser Application, if granted, would apply to Carillon, any entity controlling, controlled by or under common control with, Carillon, or their successors. Implementation of the Wholly-Owned Subadviser Order and/or the Affiliated Subadviser Application, if granted, is subject to shareholder approval of Proposal 2.

The Board of each Trust, including the Independent Trustees, has approved the implementation of (i) the Wholly-Owned Subadviser Order, subject to shareholder approval and, if necessary, the SEC’s issuance of an amended exemptive order, and (ii) an SEC exemptive order granting the Affiliated Subadviser Application, subject to shareholder approval. The Wholly-Owned Subadviser Order and the Affiliated Subadviser Application would provide the Funds with increased flexibility and permit them to avoid the considerable costs and significant delays associated with seeking shareholder approval to hire and replace or materially amend subadvisory agreements with Affiliated Subadvisers (whether or not Wholly-Owned Subadvisers).

If Proposal 2 is approved by shareholders and the SEC grants the requested exemptive relief, Board approval, including the approval of a majority of the Independent Trustees of the Board, will continue to be required before Carillon may hire or replace a subadviser or materially amend a subadvisory agreement. Carillon will continue to provide an investment program in accordance with each Fund’s investment objective, policies and restrictions, and, subject to review and approval of the Board, will: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend any subadvisers to manage all or a part of the Fund’s assets; and (iii) implement procedures reasonably designed to ensure that subadvisers comply with the Fund’s investment objective, policies and restrictions. Subject to review by the Board, Carillon will (i) when appropriate, allocate and reallocate the Fund’s assets among subadvisers; and (ii) monitor and evaluate the performance of subadvisers. The Board will continue to evaluate and consider for approval all new subadvisory agreements and amendments to existing subadvisory agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the Board will continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, Carillon and the relevant subadviser would have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Approval of Proposal 2 would not affect the amount of advisory fees paid by a Fund to Carillon. Any proposed increase in the investment advisory fee paid to Carillon by a Fund would be subject to shareholder approval. When entering into and amending subadvisory agreements, Carillon has negotiated and will continue to negotiate fees paid to Fund subadvisers for their services. Whether or not Proposal 2 is approved, Carillon will continue to pay subadvisory fees from its own assets and provide the same level of management and administrative services to the Funds as it currently provides, in accordance with the investment advisory agreement and other agreements.

Terms of the Wholly-Owned Subadviser Order and the Affiliated Subadviser Order. The Wholly-Owned Subadviser Order, would grant Carillon and the Trusts an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit Carillon and the relevant Trust, on behalf of a Fund, to (i) hire Unaffiliated Subadvisers and Wholly-Owned Subadvisers, including the replacement of an existing subadviser with one or more Unaffiliated Subadvisers or Wholly-Owned Subadvisers, and (ii) materially amend subadvisory agreements with Unaffiliated Subadvisers and Wholly-Owned Subadvisers, without the approval of shareholders of the affected Fund.

Under the terms of the Wholly-Owned Subadviser Order, Carillon and the Trusts would be subject to several conditions set forth in the order. Notably, each Fund would be required to provide shareholders with information about any new Unaffiliated Subadviser or Wholly-Owned Subadviser within 90 days of the hiring of the new subadviser. Shareholders would receive the same information about a new subadviser and subadvisory agreement that would be included in a proxy statement related to the approval of a subadviser in the absence of a “multi-manager” arrangement. The Wholly-Owned Subadviser Order also would relieve each Fund from separately disclosing the amount of the subadvisory fee paid by Carillon to any Unaffiliated Subadviser or Wholly-Owned Subadviser in documents filed with the SEC and provided to shareholders. The Wholly-Owned Subadviser Order would permit the Funds to disclose: (i) aggregate fees paid to Unaffiliated Subadvisers; (ii) aggregate fees paid to Carillon and any Wholly-Owned Subadvisers; and (iii) the fee paid to each Affiliated Subadviser. Carillon would have ultimate responsibility (subject to oversight by the Board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the Board. Another condition of the Wholly-Owned Subadviser Order is that the Board, including a majority of the Independent Trustees, must approve each new subadviser. The Trusts also would be required to comply with certain fund governance requirements.

It is expected that the terms and conditions of the Affiliated Subadviser Application, if granted, would be substantially similar to those of the Wholly-Owned Subadviser Order, except that the new order would also apply to Affiliated Subadvisers, regardless of whether they are Wholly-Owned Subadvisers.

Considerations of the Boards. At a meeting of the Boards of Trustees of the Trusts held on May 12, 2017, each Board approved the submission of Proposal 2 to shareholders and the implementation of such Proposal, subject to shareholder approval and the SEC’s issuance of the requested exemptive relief. The Boards concluded that Proposal 2 will benefit shareholders by granting the Fund’s investment adviser, or its successor, subject to Board approval, the flexibility to hire or replace subadvisers or materially amend, subadvisory agreements, regardless of whether the subadviser is affiliated or unaffiliated with the investment adviser, without incurring the significant delay and expense associated with obtaining prior shareholder approval for such changes. The Board concluded that obtaining such shareholder approval for Carillon, any entity controlling, controlled by or under common control with, Carillon, or their successors, would help the Funds to avoid the possible expense of resoliciting shareholder approval for this multi-manager arrangement in the event of any future internal restructuring of RJF’s investment management business. As the investment adviser to the Funds, and as discussed in “Overview of the Proposal” above, Carillon oversees the performance of the Funds’ subadvisers and is responsible for recommending to the Boards whether a subadvisory agreement should be entered into, modified or terminated with respect to a Fund. The Boards considered that when a shareholder invests in a Fund, he or she effectively hires Carillon to manage the assets of the Fund, either directly or via a subadviser under Carillon’s supervision. Therefore, the Boards considered that shareholders already expect that Carillon and the Board will take responsibility for overseeing any subadvisers engaged for a Fund and whether a subadvisory agreement should be entered into, modified or terminated with respect to a Fund. Taking into account the contractual arrangements under which the Funds have engaged Carillon as the investment adviser, and Carillon’s experience in overseeing and recommending subadvisers, the Boards concluded it would be appropriate to allow Carillon to recommend, monitor, and evaluate subadvisers directly, subject to the Board’s oversight. Further, such an approach would be consistent with shareholders’ current expectations that Carillon will use its experience and expertise to recommend qualified candidates to serve as subadvisers.

The Boards further considered that under the proposed “multi-manager” arrangements set forth in Proposal 2, the Boards would evaluate and approve all subadvisory agreements as well as any amendment to an existing subadvisory agreement. The Boards also considered that Carillon would continue to bear the cost of the subadvisory fee payable to any such subadviser.

Information about Carillon and the RJF Restructuring

Carillon Tower Advisers, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is an investment adviser registered with the SEC and serves as investment adviser and administrator for the Funds, subject to the supervision of the Boards of Trustees of the Trusts. Carillon was founded in 2014. Carillon provides a wide range of financial services to retail and institutional clients. As of April 30, 2017, Carillon had approximately

$35 billion of assets under management, including assets managed by its subsidiaries. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (New York Stock Exchange Ticker (RJF)). RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

Carillon became the investment adviser and administrator for the Funds on June 1, 2017 following an internal restructuring of the investment management affiliates of RJF (“RJF Restructuring”). Prior to this date, Eagle served as the investment adviser and administrator for the Funds. Eagle holds a 45% interest in ClariVest. (See “Additional Information—Subadvisers and Other Service Providers.”)

Following the RJF Restructuring, Carillon provides the same services to the Funds previously provided by Eagle pursuant to an investment advisory agreement between the Trusts and Eagle. ClariVest provides to the Eagle Capital Appreciation Fund and Eagle International Stock Fund, and Cougar Global provides to the Eagle Tactical Allocation Fund, the same services previously provided pursuant to ClariVest’s and Cougar Global’s respective subadvisory agreements with Eagle. In addition, Eagle serves as the subadviser to those Funds that are not subadvised by ClariVest or Cougar Global and provides the same portfolio management services to those Funds that Eagle previously provided to such Funds as the investment adviser.

Under the investment advisory agreement, among the Trusts and Carillon, Carillon is responsible for providing a continuous investment program for each Fund and determining what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. Carillon also is responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. The investment advisory agreement permits Carillon, at its own expense and subject to the approval of the Board, including a majority of the independent trustees, and the shareholders of the applicable Fund (if required by the 1940 Act), to delegate its duties for all or a portion of the assets of a Fund to a subadviser.

Vote Required and Boards’ Recommendations

Approval of Proposal 2 with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% of the Fund’s Shares present at the Meeting, if the holders of more than 50% of the Fund’s outstanding Shares are present in person or represented by proxy; or (b) more than 50% of the Fund’s outstanding Shares.

Proposal 2 is not contingent on the approval of any other proposal, and will take effect, subject to the conditions described in the proposal, with respect to a Fund regardless of whether Proposal 1 is approved by that Fund or whether shareholders of any other Fund approve any Proposal.

THE BOARD OF TRUSTEES OF EACH TRUST,

INCLUDING ITS INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2.

* * *

VOTING INFORMATION

Outstanding Shares

As of the Record Date, the aggregate number of outstanding Shares of each Fund and of each class of the Funds is as follows:

Fund	Outstanding Shares	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Eagle Capital Appreciation Fund	10,153,502	3,960,361	2,221,243	2,847,832	24,039	196,445	903,582
Eagle Growth & Income Fund	31,863,208	7,860,062	9,602,193	12,243,284	145,935	20,019	1,991,715
Eagle International Stock Fund	933,787	229,110	296,622	362,734	44,479	196	646
Eagle Investment Grade Bond Fund	2,936,523	1,032,679	1,107,762	734,967	12,453	1,624	47,038
Eagle Mid Cap Growth Fund	35,744,322	7,615,069	3,151,739	10,558,951	554,709	4,200,536	9,663,318
Eagle Mid Cap Stock Fund	10,633,573	4,254,313	4,252,761	2,027,573	64,051	9,538	25,337
Eagle Small Cap Growth Fund	79,868,673	14,969,284	3,950,909	23,070,857	1,701,905	7,302,451	28,873,267
Eagle Smaller Company Fund	3,416,027	1,128,304	1,469,003	585,725	35,978	3,168	193,849
Eagle Tactical Allocation Fund	1,024,670	102,080	115,006	802,730	700	3,450	704

As of the Record Date, the Trusts are not aware of any person or “group” owning beneficially or of record more than 5% of any Fund’s Shares, except as provided in Appendix D. As of the Record Date, the Trusts’ officers and trustees as a group beneficially owned less than 1% of each class of each Fund’s outstanding Shares.

Quorum, Adjournment and Voting Requirements

For each Fund, the presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of the Fund’s Shares is required for a quorum. In the event that a quorum is present at the Meeting with respect to any Fund but sufficient votes to approve one or more Proposals are not received, or in the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any adjourned meeting may be held within a reasonable time after the date of the original meeting without the necessity of a further notice. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. A shareholder vote may be taken with respect to one or more Funds on one or more Proposals prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Each Fund’s shareholders will vote separately by Fund on each Proposal on which shareholders of a Fund are entitled to vote. If you are a shareholder of more than one Fund, you will be voting separately with respect to each Fund in which you hold Shares.

Each Proposal must be approved by the affirmative vote of the lesser of: (a) 67% of a Fund’s Shares present at the Meeting, if the holders of more than 50% of that Fund’s outstanding Shares are present in person or represented by proxy; or (b) more than 50% of that Fund’s outstanding Shares. Abstentions and “broker non-votes” (i.e., Shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast. Accordingly, abstentions and broker non-votes effectively will have the effect of a vote against the Proposals.

OTHER BUSINESS

The Board of Trustees of each Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying proxy card will vote on the same in their discretion.

ADDITIONAL INFORMATION

Subadvisers and Other Service Providers

Subadvisers. ClariVest Asset Management LLC, 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the subadviser to the Eagle Capital Appreciation Fund and the Eagle International Stock Fund. Eagle currently owns a 45% interest in ClariVest. Under certain circumstances, Eagle may increase its ownership interest in future years. The principals of ClariVest own the remaining 55% of the company. ClariVest was founded in 2006.

Cougar Global Investments Limited, 357 Bay Street, Suite 1001, Toronto, Ontario, Canada M5H 2T7, serves as the subadviser to the Eagle Tactical Allocation Fund. Effective April 30, 2015, Cougar Global was acquired by and is currently an indirect wholly-owned subsidiary of RJF. Prior to April 30, 2015, Cougar Global was an independent investment management firm. Cougar Global was founded in 1993.

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the subadviser to the Eagle Growth & Income Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, and Eagle Smaller Company Fund. Eagle is currently a wholly-owned subsidiary of RJF. Eagle was founded in 1976.

Principal Underwriter and Distributor. Carillon Fund Distributors, Inc. (“CFD”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for the Shares of the Funds. CFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ Shares is continuous, and CFD distributes the Shares on a best-efforts basis. CFD is a wholly-owned subsidiary of Eagle.

Sub-Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides various administrative and accounting services necessary for the operations of the Funds. USBFS also serves as the transfer agent for each Fund.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 4040 West Boy Scout Blvd., Suite 1000, Tampa, Florida 33607, has been appointed as the independent registered certified public accounting firm to each Fund for the fiscal year ending October 31, 2017.

Householding

In order to reduce the volume of mail that the Trusts sends to a household, only one Annual or Semi-Annual Report to Shareholders or proxy statement may be delivered to two or more shareholders who are members of the same family and share the same address of record, unless the Trust has received instructions to the contrary. To request individual copies of an Annual or Semi-Annual Report to Shareholders or this proxy statement, or to request a single copy if multiple copies of such documents are received, please call toll-free at (800) 421-4184 or write to Eagle Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742. Once the Trust receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements. Shareholders who own Shares of a Fund through a financial intermediary should contact their financial intermediary with such a request.

Expenses of Solicitation

The cost of this solicitation, including the preparation, printing and mailing of these proxy materials, will be borne by Carillon or an affiliate. In addition to solicitations through the mail, proxies may be solicited by telephone, electronic communications, personal contact or otherwise. Eagle has retained Broadridge to assist in the solicitation of proxies, at a cost of approximately $1.5 million (plus reimbursement of out-of-pocket expenses). Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of Shares held of record by such persons.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS;

SHAREHOLDER COMMUNICATIONS

The Trusts do not hold annual or other regular meetings of the shareholders. Since the Trusts do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Trusts cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Shareholders who want to communicate with the Board or any individual Board member should write the Trust, Attention of the Secretary, Eagle Family of Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716. The letter should indicate in which Fund you hold Shares and the number of Shares held. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member, it will be sent to the Chairman of the Board for further distribution as deemed appropriate by such person.

BY ORDER OF THE BOARDS OF TRUSTEES OF

EAGLE CAPITAL APPRECIATION FUND

EAGLE GROWTH & INCOME FUND

EAGLE SERIES TRUST

J. Cooper Abbott

President

June 14, 2017

YOU ARE URGED TO DATE, SIGN, COMPLETE

AND RETURN YOUR PROXY IMMEDIATELY

Appendix A

Form of Agreement and Plan of Reorganization and Termination

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of              , 2017, among EAGLE CAPITAL APPRECIATION FUND, a Massachusetts business trust (“Capital Appreciation Trust”); EAGLE GROWTH & INCOME FUND, a Massachusetts business trust (“Growth & Income Trust”); EAGLE SERIES TRUST, a Massachusetts business trust (“Series Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “Old Funds - Series of Series Trust” on Schedule A attached hereto (“Schedule A”) (each such trust sometimes referred to herein as an “Old Trust”; and each of Capital Appreciation Trust, Growth & Income Trust, and each such series sometimes referred to herein as an “Old Fund”); CARILLON SERIES TRUST, a Delaware statutory trust (“New Trust”), on behalf of each series thereof listed under the heading “New Funds” on Schedule A (each, a “New Fund”); and, solely for purposes of paragraph 6, CARILLON TOWER ADVISERS, INC., each Old Trust’s investment adviser (“Adviser”). (Each Old Fund and New Fund is sometimes referred to herein as a “Fund,” and each Old Trust and New Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted)—seven separate reorganizations in the case of Series Trust and New Trust—and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization shall involve an Old Fund’s changing its identity, form, and place of organization—by converting from an Old Trust, a Massachusetts business trust, or a series thereof, to a series of New Trust, a Delaware statutory trust—by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) (“corresponding New Fund”) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.1 The consummation of each Reorganization shall be contingent on the consummation of each other Reorganization. (When references are made herein to an Old Trust “on behalf of Old Fund” or “with respect to Old Fund”—or words of similar import—the quoted words shall, in the cases of Capital Appreciation Trust and Growth & Income Trust, be disregarded.)

[1]

In an unrelated transaction, the Adviser has proposed reorganizations involving series of an unaffiliated Delaware statutory trust (“Other Trust”), somewhat similar to those described herein, with (1) Series Trust, if those other reorganizations are consummated before the Effective Time (as defined below) or (2) New Trust if consummated at that time or thereafter. If the former were to occur—i.e., the series of the Other Trust are reorganized into new series of Series Trust before the Effective Time, then this Agreement would be modified to (a) identify the latter series as additional “Old Funds,” (b) include additional new series of New Trust as those Old Funds’ “corresponding New Funds” (and Schedule A would be modified accordingly), and (c) increase the number of reorganizations Series Trust and New Trust desire to effect. If, on the other hand, the series of the Other Trust are reorganized into new series of New Trust at or after the Effective Time, then this Agreement would be unaffected.

With respect to each Reorganization, the board of trustees of New Trust and of the Old Trust whose Fund is involved therein (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either of those Investment Companies, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization. (For convenience, the balance of this Agreement, except paragraphs 3.1(l) and (q) and the introductory language in paragraphs 3.2 and 3.3, refers only to a single Reorganization, one Old Trust, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Investment Companies and Funds participating therein, and each Old Trust shall be deemed to be agreeing solely with, and incurring Obligations solely to, New Trust and not either of the other Old Trusts; and references herein to “Old Trust,” “Old Fund,” and “Investment Company” shall mean those entities participating in a particular Reorganization, so that no Investment Company or Fund shall be considered to have any Obligations to an Investment Company or Fund involved in a different Reorganization (e.g., an Obligation of New Trust to the “other Investment Company” regarding a Reorganization involving an Old Fund that is a series of Series Trust shall not be interpreted as an Obligation of New Trust to Capital Appreciation Trust or Growth & Income Trust).)

Old Fund’s issued and outstanding shares are divided into six classes of shares, designated Class A shares, Class C shares, Class I shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Old Fund Class A Shares,” “Old Fund Class C Shares,” “Old Fund Class I Shares,” “Old Fund Class R-3 Shares,” “Old Fund Class R-5 Shares,” and “Old Fund Class R-6 Shares,” respectively, and collectively, “Old Fund Shares”). New Fund also will issue and have outstanding six classes of shares at the Effective Time (as defined in paragraph 2.1), also designated Class A shares, Class C shares, Class I shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“New Fund Class A Shares,” “New Fund Class C Shares,” “New Fund Class I Shares,” “New Fund Class R-3 Shares,” “New Fund Class R-5 Shares,” and “New Fund Class R-6 Shares,” respectively, and collectively, “New Fund Shares”). The rights and obligations of the Funds’ similarly designated classes of shares are similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN

1.1 Subject to the requisite approval of Old Fund’s shareholders and others and satisfaction of the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a)	issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) New Fund Class A Shares equal to the number of full and fractional Old Fund Class A Shares then outstanding, (2) New Fund Class C Shares equal to the number of full and fractional Old Fund Class C Shares then outstanding, (3) New Fund Class I Shares equal to the number of full and fractional Old Fund Class I Shares then outstanding, (4) New Fund Class R-3 Shares equal to the number of full and fractional Old Fund Class R-3 Shares then outstanding, (5) New Fund Class R-5 Shares equal to the number of full and fractional Old Fund Class R-5 Shares then outstanding, and (6) New Fund Class R-6 Shares equal to the number of full and fractional Old Fund Class R-6 Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Old Fund owns at the Effective Time and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Fund’s books at that time.

1.3 The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Adviser pursuant to paragraph 6. Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4 At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Old Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Old Fund Class A Shares shall be credited with the number of full and fractional New Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Old Fund Class C Shares shall be credited with the number of full and fractional New Fund Class C Shares due that Shareholder, the account for each Shareholder that holds Old Fund Class I Shares shall be credited with the number of full and fractional New Fund Class I Shares due that Shareholder, and so on). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder owns at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust, and Old Trust shall be dissolved, liquidated, and terminated, and any further actions shall be taken in connection therewith as required by applicable law. As provided in paragraph 1.4, on making that distribution Old Fund’s liquidation shall be complete for federal tax purposes. The termination of Old Fund and dissolution, liquidation, and termination of Old Trust provided for in this paragraph 1.5 is solely for purposes of the laws of the Commonwealth of Massachusetts (“Massachusetts”).

1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, deregistration filings, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, the Internal Revenue Service (“IRS”), any state and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that New Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) for any fiscal period ended prior to the Effective Time that had not been filed by that time.

1.7 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.	CLOSING AND EFFECTIVE TIME

2.1 The Reorganization, together with all acts necessary to consummate the same (“Closing”), shall occur at the Investment Companies’ offices on or about October 27, 2017, or at another place and/or on another date to which they agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern Time) on the date thereof (“Effective Time”).

2.2 Old Trust shall direct (a) the custodian of its assets, U.S. Bank, N.A., to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (i) the Assets it holds on Old Fund’s behalf will be transferred to New Trust, on New Fund’s behalf, at the Effective Time and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (b) its fund accounting agent, U.S. Bancorp Fund Services, LLC (“USBFS”), to deliver at the Closing a Certificate stating and verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities and other investments, transferred by Old Trust, on Old Fund’s behalf, to New Trust, on New Fund’s behalf, as reflected on New Fund’s books immediately after the Effective Time does or will conform to that information on Old Fund’s books immediately before the Effective Time.

2.3 Old Trust shall direct its transfer agent, USBFS, to deliver at the Closing a Certificate stating that Old Fund’s shareholder records contain the number of full and fractional outstanding Old Fund Shares, by class, each Shareholder owns at the Effective Time.

2.4 New Trust shall direct its transfer agent, also USBFS, to deliver at the Closing a Certificate as to the opening of accounts in the Shareholders’ names on New Fund’s shareholder records. New Trust shall issue and deliver to Old Trust a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.5 At the Closing, each Investment Company shall deliver, on behalf of its Fund, to the other, on behalf of its Fund, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated the date of the Closing, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1 Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a)	Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of Massachusetts (commonly referred to as a “Massachusetts business trust”), and its Amended and Restated Declaration of Trust, dated November 1, 2008 (“Old Trust’s Declaration”), is on file with the Secretary of Massachusetts, (2) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission, (3) is duly registered as an open-end management investment company under the 1940 Act, which registration will be in full force and effect at the Effective Time, and no proceeding will have been instituted to suspend that registration, and (4) has never elected not to be classified as an association taxable as a corporation;

(b)	Old Fund is a duly established and designated series of Old Trust;

(c)	The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board, which has made the determinations required by

Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	At the Effective Time, Old Trust, on Old Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except for encumbrances on securities that are subject to “securities loans” as referred to in section 851(b)(2) or securities that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)	Old Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a material violation of any provision of Old Trust’s Declaration or Old Trust’s Amended and Restated By-Laws (dated November 1, 2008), Massachusetts law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)	At or before the Effective Time, either (1) all material contracts and other commitments of Old Trust, with respect to Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts), will terminate or (2) provision for discharge and/or assumption by New Fund of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s best knowledge, threatened against Old Trust, with respect to Old Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(h)	Old Fund’s Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, which issued an unqualified opinion thereon, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and to Old Trust’s management’s best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)

Since October 31, 2016, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in NAV per Old Fund Share due to declines in market values of investments Old Fund holds, the discharge of Old Fund’s liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)	All issued and outstanding Old Fund Shares are, and at the Effective Time will be, validly issued and outstanding, fully paid, and nonassessable by Old Trust and have been offered and sold in every state and territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(k)	At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports (“Returns”) of Old Fund required by law to have then been filed by that time (giving effect to any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects; all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof, except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and redemptions of its shares and is not liable for any material penalties that could be imposed thereunder;

(l)	Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and, except for the sole series of each of Capital Appreciation Trust and Growth & Income Trust, a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Old Fund has elected to be, and for each taxable year of its operation (including its current taxable year) has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a “regulated investment company” (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; from the time Old Trust’s Board approved the transactions contemplated hereby through the Effective Time, Old Fund has invested and will invest its assets in a manner that is designed to ensure its compliance with the foregoing; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)	Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Old Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose;

(p)

At the time of its mailing, at the time of the Shareholders Meeting (as defined in paragraph 4.1), and at the Effective Time, the Proxy Statement (as defined in paragraph 3.3(a)) will comply in all material respects with applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by New Trust for use therein;

(q)	Old Trust’s Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; Old Trust, and in the case of Series Trust each series thereof (including Old Fund), is a managed portfolio of securities and other investments; and Adviser has the authority to buy and sell securities for it; and

(r)	The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2 With respect to each Reorganization, New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

(a)	New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) has the power to own all its properties and assets and carry on its business as described in documents filed with the Commission, and (3) at the Effective Time, will be duly registered as an open-end management investment company under the 1940 Act, and no proceeding will have been instituted to suspend that registration;

(b)	At the Effective Time, New Fund will be a duly established and designated series of New Trust; and New Fund has not commenced operations and will not do so until after the Closing;

(c)	The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)	New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Agreement and Declaration of Trust (dated May 5, 2017) (“New Trust’s Declaration”) or By-Laws (dated the same date), Delaware law, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)

No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s best knowledge, threatened against New Trust, with respect to New Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(h)	New Fund will not be classified as a partnership, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes and either will elect the latter classification by filing Form 8832 with the IRS or will be a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for its taxable year in which the Reorganization occurs, New Fund will meet the requirements of Subchapter M for qualification and treatment as a RIC and will be eligible to and will compute its federal income tax under section 852; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)	There is no plan or intention for New Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j)	Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which New Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose;

(k)	The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof (1) will at the Effective Time have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be validly issued and outstanding New Fund Shares and will be fully paid and nonassessable by New Trust;

(l)	The information New Trust furnishes to Old Trust for use in the Proxy Statement will comply in all material respects with applicable provisions of the Federal Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; and

(m)	New Trust’s Declaration permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; each series thereof (including New Fund) will be a managed portfolio of securities and other investments; and Adviser (as its investment adviser) will have the authority to buy and sell securities for it.

3.3 With respect to each Reorganization, each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, approvals, or orders of any court are required, for its execution or performance hereof, except for (1) Old Trust’s filing with the Commission of (i) a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with Old Trust’s Board’s solicitation of proxies for use at the Shareholders Meeting (“Proxy Statement”) and (ii) one or more post-effective amendments to its registration statement, (2) New Trust’s adoption of that registration statement (including filing Form N-8A/A with the Commission), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)	The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject; and the value of Old Fund’s net assets will equal (i) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and Old Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing, using the valuation procedures set forth in Old Trust’s then-current prospectus and statement of additional information and valuation procedures established by Old Trust’s Board, less (ii) the amount of the Liabilities at that time, with the computation of all such amounts being made by or under Adviser’s direction or, in the case of securities subject to fair valuation, in accordance with such valuation procedures.

(e)	None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)	No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Adviser (or an affiliate), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its Shareholders with the intention that it be used to pay any expenses thereof;

(g)	There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and New Fund will not pay cash in lieu of fractional New Fund Shares in connection with the Reorganization;

(h)	Immediately following consummation of the Reorganization, (i) the Shareholders will own all the New Fund Shares, and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization, and (ii) New Fund will hold the same assets—except for any assets used to pay the Funds’ expenses incurred in connection with the Reorganization—and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

(i)	The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(j)	The principal purpose of New Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

4.	COVENANTS

4.1 Old Trust covenants to duly call and hold a meeting of Old Fund’s shareholders to consider and approve this Agreement (“Shareholders Meeting”).

4.2 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3 Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4 Each Investment Company covenants to cooperate with the other to prepare the Proxy Statement in compliance with applicable Federal Securities Laws and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the Federal Securities Laws and state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time and further covenants to adopt the registration statement referred to in paragraph 3.3(a)(2) at the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to obtain approval hereof and to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that—based on the facts and assumptions mentioned therein and conditioned on all those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved)—for federal income tax purposes:

(a)	New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)	Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)	New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)	A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds the latter as capital assets at the Effective Time; and

(g)	For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share of each class (collectively, “Initial Shares”) to Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount New Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6; and

5.6 New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Adviser or its affiliate as New Fund’s sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser (or an affiliate) shall bear all the Reorganization Expenses. The Reorganization Expenses include fees and expenses related to printing and mailing the Proxy Statement, soliciting proxies, and tabulating votes, expenses of holding the Shareholders Meeting, and accounting, legal, and custodial fees and expenses. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company, on its Fund’s behalf, has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies, each on behalf of its Fund. Except for the provisions of paragraph 6, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2017, or another date to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its respective Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason hereof.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series (other than the Fund that is a series thereof) but are only binding on and enforceable against its property attributable to and held for the benefit of that Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to those trustees, officers, shareholders, or other series or their respective properties.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EAGLE CAPITAL APPRECIATION FUND

By:
Name:
Title:

EAGLE GROWTH & INCOME FUND

By:
Name:
Title:

EAGLE SERIES TRUST, a Massachusetts business trust, on behalf of each of its series listed under the heading “Old Funds” on Schedule A

By:
Name:
Title:

CARILLON SERIES TRUST, a Delaware statutory trust, on behalf of each of its series listed under the heading “New Funds” on Schedule A

By:
Name:
Title:

For purposes of paragraph 6 only:

CARILLON TOWER ADVISERS, INC.

By:
Name:
Title:

Schedule A

Old Funds	New Funds (each a series of New Trust)
Eagle Capital Appreciation Fund	Carillon ClariVest Capital Appreciation Fund
Eagle Growth & Income Fund	Carillon Eagle Growth & Income Fund

Series of Series Trust
Eagle International Stock Fund	Carillon ClariVest International Stock Fund
Eagle Investment Grade Bond Fund	Carillon Eagle Investment Grade Bond Fund
Eagle Mid Cap Growth Fund	Carillon Eagle Mid Cap Growth Fund
Eagle Mid Cap Stock Fund	Carillon Eagle Mid Cap Stock Fund
Eagle Small Cap Growth Fund	Carillon Eagle Small Cap Growth Fund
Eagle Smaller Company Fund	Carillon Eagle Smaller Company Fund
Eagle Tactical Allocation Fund	Carillon Cougar Tactical Allocation Fund

Appendix B

Declaration of Trust

CARILLON SERIES TRUST

(a Delaware Statutory Trust)

AGREEMENT AND DECLARATION OF TRUST

Dated as of May 5, 2017

CARILLON SERIES TRUST

AGREEMENT AND DECLARATION OF TRUST

This AGREEMENT AND DECLARATION OF TRUST is made and entered into as of May 5, 2017, by the Trustees whose signatures are affixed hereto.

WHEREAS, the Trustees desire to create a trust for the investment and reinvestment of funds contributed by the holders from time to time of the shares of beneficial interest in the Trust;

WHEREAS, the assets of the Trust may be divided into one or more Series, each with its own separate investment portfolio and investment objectives, policies and restrictions, and the beneficial interest in each such Series divided into transferable Shares, there being a separate series of Shares for each Series, all in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees intend to form the Trust as a Delaware statutory trust by the filing of a certificate of trust in the office of the Delaware Secretary of State in accordance with the Delaware Act.

NOW, THEREFORE, the Trustees do hereby declare that all cash, securities and other assets contributed to the Trust, together with the income therefrom and the proceeds thereof, shall be held and managed upon the following terms and conditions.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1 Name. The name of the Trust is “Carillon Series Trust” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon the adoption by the Board of Trustees of a resolution approving such change, whether directly in such resolution or by reference to or approval of another document that sets forth such change, or at a future date or time specified in such resolution or other document. Any name change of the Trust shall become effective upon the filing of a certificate of amendment reflecting such change in the office of the Delaware Secretary of State or at a future date or time specified in such certificate of amendment. Any such name change of the Trust shall constitute an amendment to this Declaration of Trust.

Section 1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

“By-laws” means the by-laws of the Trust, as amended from time to time, which By-laws are incorporated herein by reference as part of the Trust’s “governing instrument” within the meaning of § 3801(c) of the Delaware Act;

“Certificate of Trust” means the certificate of trust, as amended from time to time, filed by the Trustees in the office of the Delaware Secretary of State in accordance with the Delaware Act to form the Trust;

“Class” means a class of Shares of any Series established by the Trustees in accordance with the provisions of Article III;

“Commission” means the U.S. Securities and Exchange Commission;

“Declaration of Trust” means this Agreement and Declaration of Trust, as amended from time to time, which constitutes the “governing instrument” of the Trust within the meaning of § 3801(c) of the Delaware Act;

“Delaware Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

“1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, all as amended from time to time; and “interested person,” “investment adviser” and “principal underwriter” have the meanings given them in the 1940 Act;

“Registration Statement” means the Trust’s registration statement or statements as filed with the Commission under the Securities Act of 1933 and the 1940 Act, as amended and from time to time in effect, and includes any prospectus or statement of additional information forming a part thereof;

“Series” means a series of Shares established by the Trustees in accordance with the provisions of Article III;

“Shareholder” means a record owner of outstanding Shares;

“Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest in the Series shall be divided from time to time;

“Trust” means the Delaware statutory trust formed under the Delaware Act by the adoption of this Declaration of Trust and the filing of the Certificate of Trust; and

“Trustees” means the individuals who have signed this Declaration of Trust and all other individuals who may from time to time be duly appointed or elected to serve as Trustees in accordance with the provisions hereof, in each case so long as such individual shall continue in office in accordance with the terms of this Declaration of Trust. Reference herein to the “Board of Trustees” refers to the individuals, as a group, who from time to time constitute the Trustees in their capacities as Trustees hereunder.

ARTICLE II

PURPOSE OF THE TRUST

The purpose of the Trust is to conduct, operate and carry on the business of an investment company registered under the 1940 Act through one or more Series, and to carry on such other business or businesses as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust. In furtherance of the foregoing, the Trust may do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental to, or may appear conducive or expedient for the accomplishment of the business of, an investment company registered under the 1940 Act and which may be engaged in or carried on by a statutory trust formed under the Delaware Act; and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

ARTICLE III

BENEFICIAL INTEREST

Section 3.1 Division of Beneficial Interest.

(a) The beneficial interest in the Trust shall be divided into Shares, without par value, of one or more separate and distinct Series. The Shares of any Series may be divided into two or more Classes. Subject to the distinctions permitted among Classes of any Series consistent with the requirements of the 1940 Act, each Share of any Series shall represent an equal beneficial interest in the assets held with respect to such Series, and each Shareholder of such Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to such Series. The number of Shares of each Series and

Class authorized to be issued hereunder is unlimited. Notwithstanding any other provision of this Declaration of Trust, all Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable when the consideration therefor determined by the Trustees, if any, shall have been received by the Trust.

(b) Subject to the provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class: (i) to establish and to change in any manner any Series or Class with such preferences, voting powers, rights, privileges, and business purpose or investment objective as the Trustees may from time to time determine, which preferences, voting powers, rights, privileges and business purpose or investment objective may be different from any existing Series or Class and may be limited to specified assets or liabilities of the Trust or profits and losses associated therewith; (ii) to divide or combine the Shares of any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to such Series or Class; (iii) to combine any two or more Series or Classes into a single Series or Class, and in connection therewith to cause the Shareholders of each such Series or Class to become Shareholders of such single Series or Class, or to divide any Series or Class into an additional one or more Series or Classes, and in connection therewith to cause some or all of the Shareholders of such Series or Class to become Shareholders of such additional Series or Classes; and (iv) to take such other action with respect to the Shares of any Series or Class as the Trustees may deem desirable.

Section 3.2 Establishment of Series and Classes. The initial Series and Classes of the Trust are listed in Schedule A hereto. The relative rights and preferences of the initial Series and Classes shall be as set forth herein. The establishment of any additional Series or Class shall be effective upon the adoption by the Board of Trustees of a resolution that sets forth the establishment and designation of or otherwise identifies such Series or Class. The relative rights and preferences of each additional Series or Class shall be as set forth herein, unless expressly provided otherwise by the Trustees in establishing such Series or Class. The Trustees shall cause Schedule A to be amended from time to time to reflect the establishment of any additional Series or Class or the termination of any Series or Class; however, any such amendment shall not be requisite to the effectiveness of the establishment or termination of any Series or Class. For the avoidance of doubt, the Registration Statement shall not constitute a contract between the Trust or any Series and the Shareholders, and shall not give rise to any contract claims by the Shareholders against the Trust or any Series.

Shares of each Series and Class shall have the following relative rights and preferences:

(a) Assets and Liabilities of Series and Classes.

(i) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested and all income, earnings, profits and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, shall be accounted for in separate and distinct records separately from the other assets of the Trust, or the assets held with respect to any other Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, funds or payments, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series, the Trustees shall allocate such assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any assets so allocated to a particular Series shall be assets held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(ii) The assets held with respect to a particular Series shall be charged with all liabilities, expenses, costs, charges, fees and reserves attributable to that Series, except that liabilities attributable solely to a particular Class of that Series shall be charged solely to that Class. Any general liabilities, expenses, costs, charges, fees or reserves of the Trust that are not readily identifiable as chargeable to any particular Series or Class shall be allocated and charged to, between or among any one or more of the Series or Classes in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

(iii) Without limiting the foregoing, but subject to the right of the Trustees to allocate liabilities as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets held with respect to that Series only, and not against the assets of the Trust generally or the assets held with respect to any other Series, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets held with respect to such Series. To the extent required by § 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities provided by this Section 3.2(a), separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series, and of the Trust generally, and notice of the limitation on inter-Series liabilities as provided by this Section 3.2(a) shall be set forth in the Certificate of Trust.

(b) Distributions and Redemptions. Notwithstanding any other provisions of this Declaration of Trust, including Article VII, no dividend or distribution on the Shares of any Series or Class thereof, including any distribution paid in connection with the dissolution of the Trust or such Series or the termination of such Class, nor any redemption or repurchase of the Shares of such Series or Class, shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder or former Shareholder of any Series or Class thereof otherwise have any right or claim against the assets held with respect to any other Series, except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

(c) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share, including rights with respect to voting, receipt of dividends and distributions, redemption, and termination of such Series or Class or of the Trust.

(d) Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange or convert their Shares for Shares of one or more other Series or Classes, or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

Section 3.3 Investments in the Trust. Investments in any Series may be accepted, and Shares of such Series or Class thereof may be issued without limitation as to number, to such persons, at such times, on such terms (including the imposition of a sales charge) and for such type and amount of consideration, which may consist of cash or tangible or intangible property or a combination thereof, as the Trustees may from time to time authorize in their sole discretion. The Trustees shall have the right to refuse to accept any investment or to issue Shares to any person at any time and for any reason.

Section 3.4 Small Accounts. The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), or require the involuntary redemption of Shares held in, those accounts the value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert Shares in any such account to Shares of another Series or Class (whether of the same or a different Series), or take any other such action with respect to minimum investment amounts as they may deem necessary or appropriate.

Section 3.5 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall contain the names and addresses of the Shareholders and the number of Shares of each Series and Class held by each Shareholder. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as are considered appropriate for the issuance of certificates for Shares, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders and the number of Shares of each Series and Class held from time to time by each Shareholder. The Trust shall be entitled to treat the holder of record of any Shares as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Shares on the part of any other person, whether or not the Trust shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware. No Shareholder shall be entitled to receive payment of any dividend or other distribution, or to have notice given to him as herein or in the By-laws provided, until such Shareholder has given his address and such other information as shall be thereupon required to the transfer or similar agent or to such other officer or agent of the Trust as shall keep the record books of the Trust for entry thereof. The Shareholders shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code or other applicable laws or regulations.

Section 3.6 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a certificate for the Shares if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until the transfer is so recorded, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder, and neither the Trustees, nor any transfer or similar agent, nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 3.7 No Preemptive or Appraisal Rights. Shareholders shall have no preemptive or other right to acquire, purchase or subscribe to any additional Shares or other securities issued by the Trust, other than such right, if any, as the Trustees in their discretion may determine. Shareholders shall have no appraisal rights with respect to their Shares.

Section 3.8 Status of Shares; Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to the terms of any By-laws adopted pursuant to Section 5.1(b)(iii) hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust or an applicable Series shall not operate to terminate the Trust or such Series, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the assets held with respect to the applicable or any other Series, or the assets of the Trust generally, or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. For the avoidance of doubt, Shareholders shall have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any Series thereof with any service provider or other agent to or contractor with the Trust or a Series thereof, including, without limitation, any third party beneficiary rights. None of the Trust, the Trustees or any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class. Shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

ARTICLE IV

TRUSTEES

Section 4.1 Number, Election and Tenure. The initial Trustees shall be the individuals signing this Declaration of Trust. The Trustees may increase or decrease the number of Trustees from time to time; provided, however, that there shall at all times be at least one Trustee. No decrease in the number of Trustees shall have the effect of removing any Trustee from office, but the number of Trustees may be decreased in conjunction with the removal of a Trustee. The Trustees shall serve during the existence of the Trust and until its termination as herein provided, except that: (i) any Trustee may resign by delivering to the other Trustees or to any officer of the Trust a written resignation effective upon such delivery, or a later date as is specified therein; (ii) any Trustee may be removed with or without cause at any time by action of at least three-quarters of the other Trustees; and (iii) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the outstanding Shares. Notwithstanding the foregoing, any trustee may be removed by the action of at least a majority of the other trustees, if such trustee: (i) files or there is filed against him any petition under any federal or state bankruptcy or insolvency law, or a receiver or similar agent is appointed by a court for his business or property, or such petition is filed or receiver is appointed with respect to any partnership of which he is a general partner, or by or against a corporation or business association of which he is an executive officer; (ii) is the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) is the subject of or a party to, an investigation or proceeding, or judicial or administrative order, relating to an alleged violation of any securities or commodities law; or (iv) is the subject of or a party to, any sanction or order of any self-regulatory organization, any registered entity or any equivalent exchange.

Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of such removal.

Section 4.2 Vacancies and Appointment of Trustees. Whenever a vacancy exists on the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees or by resolution of the Board of Trustees, duly adopted, whereupon the appointment shall take effect or shall take effect at such later date set forth in such instrument or resolutions. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that such appointment shall become effective only at or after the effective date of such retirement, resignation or increase. The power of the Trustees to appoint a Trustee pursuant to this Section 4.2 is subject to the provisions of Section 16(a) of the 1940 Act. The Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act.

Section 4.3 Acceptance of Trusts. Whenever any conditions to the appointment or election of any individual as a Trustee hereunder who was not, immediately prior to such appointment or election, serving as a Trustee shall have been satisfied, such individual shall become a Trustee and the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance. Such new Trustee shall accept such appointment or election in writing, but the execution of such writing shall not be requisite to the effectiveness of the appointment or election of a new Trustee.

Section 4.4 Effect of Death, Resignation, Etc. of a Trustee. The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to dissolve the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are appointed or elected as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Board of Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee.

Section 4.5 Trustee Action; Action by Written Consent. Except as otherwise provided herein or from time to time in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Board of Trustees at which a quorum is present, within or outside the State of Delaware, or by unanimous written consent of the Trustees.

Section 4.6 Payment of Trust Expenses; Trustee Compensation.

(a) The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including the Trustees’ and officers’ compensation and such expenses and charges for the services of the Trust’s officers, employees, agents or independent contractors, and such other expenses and charges, as the Trustees may, in their sole discretion, deem necessary or proper to incur.

(b) Any Trustee may be compensated for his services as Trustee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 4.7 Ownership of Assets of the Trust. Title to the assets of the Trust shall at all times be considered as vested in the Trust, and title to the assets held with respect to each Series shall at all times be considered as vested in the Trust as nominee for such Series. Notwithstanding the foregoing, the Trustees shall have power to cause legal title to any assets of the Trust to be held by or in the name of one or more of the Trustees, or in the name of any other person as nominee, on such terms as the Trustees may determine with the same effect as if such assets were held in the name of the Trust or in the name of the Trust as nominee for such Series. No creditor of any Trustee shall have any right to obtain possession, or otherwise exercise legal or equitable remedies with respect to, any of the assets of the Trust, with respect to any claim against, or obligation of, such Trustee in his individual capacity and not related to the Trust. The right, title and interest of the Trustees in the assets of the Trust shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal, declination to serve, incapacity or death of a Trustee, he shall automatically cease to have any right, title or interest in any of the assets of the Trust, and the right, title and interest of such Trustee in the assets of the Trust shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

ARTICLE V

POWERS OF THE TRUSTEES

Section 5.1 Powers.

(a) Subject to the provisions of this Declaration of Trust, the business and affairs of the Trust and each Series shall be managed by the Board of Trustees and the Trustees shall have all powers necessary or convenient to carry out that responsibility. The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary, proper or desirable in the management of the Trust and any Series. Unless otherwise expressly provided herein or required by the 1940 Act, the Trustees may take any action or exercise any power without any vote or consent of the Shareholders.

(b) Subject to any applicable limitation in this Declaration of Trust or the By-laws, the Board of Trustees, on behalf of the Trust or any Series, shall have the power and authority, without limitation:

(i) To operate as and carry on the business of an investment company registered under the 1940 Act and exercise all the powers necessary and proper to conduct such a business;

(ii) To subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, lend, pledge, mortgage, hypothecate, write options on, lease, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any form of property, including, but not limited to, securities of any kind (including, but not limited to, common and preferred stocks, warrants, bonds, debentures, time notes and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps and other financial contracts or derivative instruments, and securities issued by an investment company (whether registered under the 1940 Act or unregistered) or any series thereof), without regard to whether any such securities mature before or after the possible termination of the Trust or one or more of its Series, precious metals and other minerals (including, but not limited to, gold and silver bullion and bullion-type coins), contracts to purchase and sell, and in other interests of every nature and kind in, such precious metals or minerals, and cash (U.S. and foreign currencies) and related instruments, and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such property of every kind and description; and to hold cash or other property uninvested;

(iii) To adopt By-laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust or any Series including, without limitation, By-laws governing the rights and powers of the Trust, its Trustees, officers, employees and Shareholders, and to amend and repeal them to the extent such right is not reserved to the Shareholders;

(iv) To establish a registered office and have a registered agent in the State of Delaware;

(v) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Board of Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened, to be brought before any court, administrative agency or other adjudicatory body;

(vi) To elect and remove such officers and to appoint and terminate such agents as the Trustees deem appropriate;

(vii) To delegate such authority as the Trustees consider desirable to any officers of the Trust and to any agent or independent contractor, including any manager, investment adviser, custodian, administrator, principal underwriter or other service provider;

(viii) To establish and designate Series and Classes in accordance with the provisions of Article III, Section 3.2;

(ix) To the full extent permitted by § 3804 of the Delaware Act, to allocate assets of the Trust to a particular Series, and liabilities to a particular Series or Class thereof, or to apportion the same between or among two or more Series or Classes, provided that any liabilities incurred by a particular Series or a Class thereof shall be payable solely out of the assets held with respect to that Series as provided for in Article III, Section 3.2;

(x) To interpret the investment objectives, policies and restrictions of any Series;

(xi) To hold any security or other property in a form not indicating any trust, whether in bearer, book-entry, unregistered or other negotiable form, or either in the Trust’s or a Trustee’s own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of statutory trusts or investment companies;

(xii) To sell, exchange or otherwise dispose of any or all of the assets of the Trust;

(xiii) To vote or give assent, or exercise any rights of ownership, with respect to securities or other property, and to execute and deliver proxies or powers of attorney delegating such power to such persons as the Trustees deem proper;

(xiv) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(xv) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held by the Trust;

(xvi) To borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security any assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation;

(xvii) To retain one or more transfer agents and shareholder servicing agents, or both;

(xviii) To provide for the distribution of Shares through a principal underwriter or by the Trust, or both, and to adopt a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

(xix) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles III and VII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or other property of the Trust;

(xx) To declare and make distributions of income and of capital gains to Shareholders;

(xxi) To set record dates in the manner provided for herein or in the By-laws;

(xxii) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any Series or any matter in controversy including, but not limited to, claims for taxes;

(xxiii) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(xxiv) To purchase and pay for out of the assets of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such person against such claim, or to otherwise indemnify such persons, out of the assets of the Trust, to the fullest extent permitted by this Declaration of Trust; and

(xxv) To enter into contracts or carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, to take every other action incidental to the foregoing businesses or purposes, objects or powers, and to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

(c) The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to investments by trustees, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. The Trustees shall have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees shall, in each case, be conclusive and binding on all Shareholders and all other persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

Section 5.2 Service Contracts.

(a) The Trustees, on behalf of the Trust or any Series, may enter into contracts with one or more persons to act as investment adviser, administrator or other agent, and as such to perform such functions as the Trustees may deem reasonable and proper, including investment management, advisory or research services, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any investment adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

(b) The Trustees, on behalf of the Trust or any Series, may enter into a contract or contracts with one or more persons to act as principal underwriter whereby the Trust may agree either to sell Shares of any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trustees, on behalf of the Trust or any Series, may from time to time enter into transfer agency, sub-transfer agency and shareholder servicing contracts, in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

(c) The Trustees are further empowered, at any time and from time to time, to contract with any person to provide such other services to the Trust, or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(d) Any contract of the character described in this Section 5.2 may be entered into with any person, including an investment adviser or principal underwriter, or any affiliate of such investment adviser or principal underwriter, although one or more of the Trustees, officers or Shareholders may be an officer, director, trustee, manager, shareholder, partner or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any applicable Series under or by reason of said contract, or accountable for any profit realized directly or indirectly therefrom. The same person may be a party to more than one contract entered into pursuant to this Section 5.2 and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.2.

Section 5.3 Delegation by Trustees. Subject only to any limitations required by applicable law, by this Declaration of Trust or the By-laws, the Board of Trustees may delegate any and all powers and authority hereunder as the Trustees consider desirable to any officer of the Trust, any committee of the Trustees, any committee composed of Trustees and other persons, and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, investment adviser, principal underwriter or other service provider, provided that such delegation of power or authority shall not cause any Trustee to cease to be a Trustee of the Trust, or cause any such person to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration of Trust to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration of Trust to the authorized agents of the Trust or any other person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Declaration of Trust, shall not limit the authority of the Board of Trustees to delegate any other power or authority under this Declaration of Trust to any person, subject only to any limitations under applicable law.

Section 5.4 Trustees and Officers as Shareholders, Etc. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent, and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such person or any firm or company in which such person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares. Any Shareholder, Trustee or officer of the Trust may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for and transact other business with the Trust or any Series and, subject to applicable law, shall have the same rights and obligations with respect to any such matter as a person who is not a Shareholder, Trustee or officer of the Trust.

Section 5.5 Certain Transactions. Except as prohibited by the 1940 Act, the Trustees may, on behalf of the Trust or any Series, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, principal underwriter or transfer agent for the Trust or with any interested person of such person. The Trust may employ any such person or entity of which such person is an interested person as broker, legal counsel, investment adviser, administrator, principal underwriter, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE VI

SHAREHOLDER VOTING AND MEETINGS

Section 6.1 Voting Powers. The Shareholders shall have power to vote only: (i) for the election or removal of Trustees as and to the extent provided in Section 4.1; (ii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act or other applicable law; and (iii) as the Trustees may otherwise consider necessary or advisable in their sole discretion. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

Notwithstanding any other provision of the Declaration of Trust, on any matters submitted to a vote of the Shareholders, all Shares then entitled to vote shall be voted in the aggregate, except: (i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws, which may provide that a proxy may be given in writing or by electronic, telephonic or other alternatives means, or in any other manner deemed acceptable by the Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-laws to be taken by Shareholders.

Section 6.2 Meetings of Shareholders. Meetings of Shareholders may be called from time to time for the purpose of acting on any matter requiring the vote or authority of Shareholders as herein provided, or on any other matter deemed by the Trustees to be necessary or desirable. The Trust shall not be required to hold annual meetings of the Shareholders unless required by law. Meetings of Shareholders shall be called, and notice thereof and the record dates therefor shall be given and set, as provided by the By-laws. Meetings of Shareholders may be held within or outside the State of Delaware.

Section 6.3 Quorum and Required Vote. One-third of the Shares entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or this Declaration of Trust permits or requires the holders of any Series to vote as a Series or the holders of a Class to vote as a Class, then one-third of the aggregate number of Shares of that Series or Class entitled to vote shall constitute a quorum for the transaction of business by that Series or Class. Any meeting of Shareholders may, by action of the chairman of the meeting, be adjourned with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter(s). Any adjourned meeting may be held as adjourned without further notice if the date, time and place of the adjourned meeting were announced at the time of the adjournment. Except when a larger vote is required by any provision of this Declaration of Trust or the By-laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or this Declaration of Trust requires the holders of any Series to vote as a Series or the holders of a Class to vote as a Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.

Section 6.4 Action by Written Consent. Any action that may be taken at any meeting of Shareholders may be taken without a meeting, if written or electronic consent to the action is filed with the records of the meetings of Shareholders by the holders of the number of Shares that would be required to approve the matter as provided in Section 6.3 and such action is submitted to Shareholders by the consent of the Board of Trustees. Such written Shareholder consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

ARTICLE VII

DISTRIBUTIONS, REDEMPTIONS; NET ASSET VALUE

Section 7.1 Distributions. The Board of Trustees may declare and pay dividends and other distributions on the Shares of any Series. The amount and payment of such dividends or distributions and their form, whether they are in cash, Shares or other property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on the Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect all liabilities, expenses, costs, charges, fees and reserves attributable or allocated to any Class of that Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment, cash dividend payout or similar plans as the Trustees deem appropriate.

Section 7.2 Redemptions.

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption in accordance with such procedures as the Trustees may from time to time authorize for the redemption of Shares, and the Trust will pay therefor, solely from the assets held with respect to the applicable Series, the net asset value thereof, in accordance with the applicable provisions of the 1940 Act, less any charges or fees imposed on such redemption. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the applicable Series or the Trust. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 7.2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the New York Stock Exchange is restricted, or during any emergency which makes it impracticable for the Trust to dispose of the investments of any applicable Series or to determine fairly the value of the net assets of such Series, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any charges or fees imposed on such redemption. On and after the date of redemption, Shares redeemed pursuant to this Section 7.2 shall no longer be deemed to be outstanding for any purpose and the Shareholder shall cease to have any rights as a holder of such Shares, except for the right to receive payment of the redemption price.

(b) Subject to the 1940 Act, the redemption price may be paid, in any case or cases, wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Series of which the Shares are being redeemed, and the value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion.

(c) The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including: (i) the determination of the Trustees that direct or indirect ownership of Shares has or may become concentrated to an extent that would disqualify any Series or the Trust as a regulated investment company under the Internal Revenue Code; (ii) the failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation; (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the Trust or any Series, or not to be in the best interests of the remaining Shareholders of any Series or Class; (iv) the failure of a Shareholder to pay when due the consideration for the purchase of Shares issued to him; or (v) if a Shareholder fails to meet or maintain the qualifications for ownership of Shares of a particular Series or Class. Any such redemption shall be effected at the redemption price and in the manner provided in this Section 7.2.

Section 7.3 Net Asset Value; Net Income. The net asset value per Share of each Series and Class shall be determined in accordance with the methods and procedures established by the Trustees from time to time in accordance with the 1940 Act. Subject to the applicable provisions of the 1940 Act, the Trustees may delegate any of their powers and duties with respect to the valuation of assets and the determination of net asset value per Share to one or more Trustees or officers of the Trust or to an investment adviser, administrator, custodian or other agent appointed for such purpose. The net asset value per Share of each Series and Class shall be determined separately on such days and times as the Trustees may determine or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange on each day for all or part of which the New York Stock Exchange is open for regular trading.

ARTICLE VIII

CUSTODIAN

The Trustees shall at all times place and maintain the securities and other investments of the Trust in the custody of one or more custodians meeting the requirements of the 1940 Act or as otherwise permitted by the Commission or its staff. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things: (i) to hold the securities and other investments owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (ii) to receive and give a receipt for money paid for any moneys due to the Trust and, on behalf of the Trust or any Series, deposit the same in its own banking department or elsewhere; (iii) to disburse such funds upon orders or vouchers; and (iv) to employ one or more sub-custodians. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities of the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

ARTICLE IX

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 9.1 Limitation of Liability.

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein.

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other

Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

(e) All persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or the assets held with respect to the Series that such person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(f) Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or any Series or the Trustees or officers by any of them in connection with the Trust or any Series shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, or officer or officers, as the case may be, and such Trustee or Trustees, or officer or officers shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the office of the Delaware Secretary of State and that a limitation on liabilities of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or the applicable Series by a Trustee or Trustees in such capacity and not individually, or by an officer or officers in such capacity and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually, but are binding only on the assets of the Trust, or the assets held with respect to the applicable Series only and not against the assets of the Trust generally or the assets held with respect to any other Series, and may contain such further recital as such person or persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 9.2 Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Section 9.3 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets held with respect to the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim against him for any act or obligation of the Trust or applicable Series.

ARTICLE X

DURATION, REORGANIZATION; AMENDMENTS

Section 10.1 Termination of the Trust or Any Series or Class.

(a) Unless terminated as provided herein, the Trust and each Series shall continue in perpetuity. The Trust or any Series may be dissolved, and any Class may be terminated, at any time by the Trustees without Shareholder approval or consent by written notice to the Shareholders or, in the case of the dissolution of any Series or termination of any Class, to the Shareholders of such Series or Class. Any action to dissolve the Trust shall be deemed to be an action to dissolve each Series and to terminate each Class.

(b) In accordance with § 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or the applicable Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or the assets held with respect to the affected Series to distributable form in cash, securities or other assets, or any combination thereof, and distribute the proceeds to the Shareholders of all Series or the applicable Series, ratably according to the number of Shares of all or such Series held by the several Shareholders of all or such Series on the date of distribution. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 10.1(b) that are specified in connection with the dissolution and winding up of the Trust or any Series. Alternatively, in connection with the dissolution of any Series or termination of any Class, the Trustees may treat such dissolution or termination as a redemption of the Shareholders of such Series or Class effected pursuant to Section 7.2(c) hereof, provided that the costs relating to the dissolution of such Series or termination of such Class shall be included in the determination of the net asset value of the Shares of such Series or Class for purposes of determining the redemption price to be paid to the Shareholders of such Series or Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series, or the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c) Upon dissolution of the Trust, following completion of winding up of its business and affairs, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 10.2 Reorganization; Master/Feeder Structure.

(a) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval, unless such approval is required by the 1940 Act: (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or, to the extent permitted by law, a series thereof) (including business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an investment company registered under the 1940 Act or, to the extent permitted by law, a series thereof, and which, in the case of any business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and which, in any case, is formed, organized or existing under the laws of the United States or a state or possession of the United States; (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; (iii) cause the Trust to incorporate under the laws of a state or possession of the United States; or (iv) sell or convey all or substantially all of the assets of the Trust or the assets held with respect to any Series to one or more other Series or to another trust, partnership, limited liability company, association, corporation or other business entity (or, to the extent permitted by law, a series thereof) (including a business entity created by the Trustees to accomplish such sale and conveyance) organized under the laws of the United States or any state or possession of the United States so long as such entity is an investment company registered under the 1940 Act and which, in the case of any business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees, which may include the assumption of liabilities of the Trust or any affected Series or Class and which also may include Shares of such other Series or Class or shares of beneficial interest, stock or other ownership interest in such business entity (or series thereof). Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of § 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 10.2 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the assets held with respect to one or more Series, or dispose of all or a portion of the assets held with respect to one or more Series and invest the proceeds of such disposition, in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause any Series that is organized in such a master-feeder structure to withdraw or redeem its assets from the master fund and cause such Series to invest its assets directly in securities and other investments or in another master fund.

Section 10.3 Amendments. This Declaration of Trust may be amended or otherwise supplemented at any time by: (i) an instrument in writing signed by a majority of the Trustees then in office; or (ii) adoption by a majority of the Trustees then in office of a resolution specifying such amendment. Any such amendment to this Declaration of Trust shall be effective immediately upon execution of such instrument or adoption of such resolution (or upon such future date as may be stated therein). No vote or consent of any Shareholder shall be required for any amendment of this Declaration of Trust, except: (i) as required by the 1940 Act, but only to the extent so required; or (ii) as determined by the Trustees in their sole discretion. The Certificate of Trust may be amended or restated by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such amendment or restatement shall be effective immediately upon filing in the office of the Delaware Secretary of State or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the indemnification or other rights provided by Article IX with respect to any actions or omissions of Covered Persons prior to such amendment.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Statutory Trust Only. It is the intention of the Trustees to form a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 11.2 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees, or to see to the application of any payments made or property transferred to the Trust or any Series or upon its order.

Section 11.3 Applicable Law.

(a) The Trust is created under, and this Declaration of Trust is to be governed by and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding paragraph (a) of this Section 11.3, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of § 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust; (viii) the requirement that a trust have an identified beneficiary at the time of formation; or (ix) the requirement that a trust have corpus at the time of formation.

Section 11.4 Provisions in Conflict with Laws or Regulations.

(a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code and the regulations thereunder, the Delaware Act, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 11.5 Derivative Actions. In addition to the requirements set forth in § 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust or any Series only if the following conditions are met:

(a) The Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 11.5(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore be excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, are Trustees who are not “independent trustees” (as that term is defined in the Delaware Act). Such demand shall be executed by or on behalf of no fewer than three complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or marriage) to any other complaining Shareholder executing such demand. Such demand shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought.

(b) Unless a demand is not required under paragraph (a) of this Section 11.5, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent or more of all Shares issued and outstanding, or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action.

(c) Unless a demand is not required under paragraph (a) of this Section 11.5, the Trustees must be afforded a reasonable amount of time, which may be up to one hundred eighty calendar days, to consider such Shareholder request and to investigate the basis of such claim. For purposes of this Section 11.5, the Trustees may designate a committee of one Trustee to consider a Shareholder demand provided that a committee of one Trustee is required to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust or the applicable Series for the expense of any such advisors in the event that the Trustees determine not to bring such action.

(d) If the demand has been properly made pursuant to this Section 11.5, and a majority of the Trustees, including a majority of the independent trustees, or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust or the affected Series, as applicable, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the Trustees or committee under applicable law.

(e) No Shareholder may bring a direct action claiming injury as a Shareholder of the Trust, or any Series or Class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Series or Class, unless the Shareholder has suffered an injury distinct from that suffered by Shareholders of the Trust, or the Series or Class, generally. A Shareholder bringing a direct claim must be a Shareholder of the Series or Class against which the direct action is brought at the time of the injury complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time.

Section 11.6 Jurisdiction and Waiver of Jury Trial. In accordance with § 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares against the Trust or any Series or Class, or the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such person at the address shown on the books and records of the Trust for such person or at the address of the person shown on the books and records of the Trust with respect to the Shares that such person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

Section 11.7 Inspection of Records and Reports. Every Trustee shall have the right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Trustees may from time to time determine, except as otherwise required by law.

Section 11.8 Filing of Copies, References, Headings, Rules of Construction. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate of an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.” The term “person” whenever used herein shall include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments, agencies and political subdivisions thereof, whether domestic or foreign.

Section 11.9 Counterparts; Execution of Documents. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument: (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature; and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-laws that is to be delivered by the Trust or one or more Trustees may be delivered by facsimile or electronic means (including email), unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees or required by applicable law.

IN WITNESS WHEREOF, the Trustees named below, being the initial Trustees of the Trust, do hereby make and enter into this Agreement and Declaration of Trust of Carillon Series Trust as of the date first written above.

/s/ J. Cooper Abbott J. Cooper Abbott, as Trustee and not individually

/s/ Courtland James Courtland James, as Trustee and not individually

SCHEDULE A

Name of Fund	Classes

Carillon ClariVest Capital Appreciation Fund

Carillon Eagle Growth & Income Fund

Carillon ClariVest International Stock Fund

Carillon Eagle Investment Grade Bond Fund

Carillon Eagle Mid Cap Growth Fund

Carillon Eagle Mid Cap Stock Fund

Carillon Eagle Small Cap Growth Fund

Carillon Eagle Smaller Company Fund

Carillon Cougar Tactical Allocation Fund

For each Fund listed herein: Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, Class T

Dated as of May 5, 2017

Appendix C

Comparison of Massachusetts and Delaware Trust Instruments and State Law

Organization and Capital Structure

Carillon Series Trust (“New Trust”) is a Delaware statutory trust. A Delaware statutory trust is an unincorporated association organized under the Delaware Statutory Trust Act. The New Trust’s operations are governed by its Agreement and Declaration of Trust and its By-Laws, and its business and affairs are managed under the supervision of its Board of Trustees. The New Trust may issue an unlimited number of shares of beneficial interest (“Shares”), without par value, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the Agreement and Declaration of Trust or as specified in resolutions of the New Trust’s Board of Trustees. The New Trust’s series and classes are identical to those of the Trusts.

Each of Eagle Series Trust (“EST”), Eagle Capital Appreciation Fund (“ECAF”) and Eagle Growth & Income Fund (“EGIF”) (each, a “Trust”) is a Massachusetts business trust. A Massachusetts business trust is an unincorporated business association organized under a Massachusetts statute governing business trusts. Each Trust’s operations are governed by its respective Amended and Restated Declaration of Trust (each Amended and Restated Declaration of Trust of the Trusts and the Agreement and Declaration of Trust of the New Trust are referred to below as a “Declaration of Trust”) and its By-Laws, and its business and affairs are managed under the supervision of its respective Board of Trustees. The Shares of each Trust also have no par value per share. Each Trust’s Declaration of Trust authorizes an unlimited number of Shares. EST and EGIF may divide the Shares into separate and distinct series or classes.

Like Shares of the Funds, Shares of the New Funds will be fully paid and non-assessable upon payment. Shares of the New Funds have similar rights to dividends and distributions as Shares of the Funds. Shareholders of the New Funds and the Funds have no preemptive or other right to subscribe to any additional Shares, though the Board of the New Trust, in its discretion, may grant such rights.

Meetings of Shareholders and Voting Rights

Annual and Special Meetings. Neither the New Trust nor the Trusts are required to hold an annual meetings of shareholders. Special meetings of shareholders of the New Trust (or of any series or class) may be called at any time by (i) a majority of the Board of Trustees, or by the president or the secretary or (ii) upon the written request of shareholders holding at least twenty five percent (or such lesser percentage as may be required by law) of the outstanding Shares entitled to vote at such meeting, if the shareholders pay the reasonably estimated cost of preparing and mailing the notice. A special meeting of shareholders of a Trust will be called by the secretary of the Trust whenever (i) ordered by the trustees or (ii) requested, for the purpose of removing a trustee from office, in writing by the holder(s) of at least ten percent of the outstanding Shares entitled to vote at such meeting.

Quorums and Voting. Shares of the New Funds and the Funds have one vote per Share and a proportionate fractional vote for each fractional Share. For the New Trust, a quorum is one-third of the Shares entitled to vote at the meeting. For each Trust, a quorum is a majority of the Shares entitled to vote at the meeting. EST’s and New Trust’s Declarations of Trust both explicitly provide that where any provision of law or the Declaration of Trust permits or requires that holders of any series to vote, as a series, then the quorum requirement is applicable to the aggregate number of Shares of that series entitled to vote. New Trust’s Declaration of Trust also explicitly provides that where any provision of law or the Declaration of Trust permits or requires the holders of any class to vote as a class, then the quorum requirement is applicable to the aggregate number of Shares of that class entitled to vote.

Adjournment. The Declaration of Trust and By-laws of the New Trust provide that whether or not a quorum is present, the chairman of the meeting may adjourn the meeting as a whole, or with respect to one or more matters. A Trust may adjourn a meeting, whether or not a quorum is present. Neither the New Trust nor the Trusts are required to provide additional notice to shareholders if the time and place of the adjourned meeting are announced at the time of adjournment.

Advance Notice. The New Trust, like EST and ECAF, requires notice of a shareholder meeting not less than fifteen days before the date of the meeting. EGIF requires notice of a shareholder meeting not less than ten days before the date of the meeting. The New Trust also prohibits notice more than 120 days before the meeting, while the Trusts have no such restriction.

Record Dates. The New Trust allows the trustees to fix a date up to 120 days before the date of any shareholder meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting. The Trusts allow the trustees to fix a record date up to 90 days before the date of any shareholder meeting.

Action by Written Consent. For the New Trust, any action that may be taken at any meeting of shareholders may be taken by written consent of the holders of the number of Shares that would be required to approve the matter. The Trusts do not provide for shareholders to take action by written consent.

Shareholder Voting Rights. The shareholders of the New Trust have power to vote only: (i) for the removal of trustees; (ii) with respect to such matters relating to the New Trust as may be required by the Investment Company Act of 1940 (“1940 Act”) (including the election of trustees, approval of an investment advisory contract, approval of a Rule 12b-1 Plan under the 1940 Act, and changes to any fundamental investment policy or restriction) or other applicable law; and (iii) as the Trustees may otherwise consider necessary or advisable in their sole discretion. Shareholders of a Trust have power to vote only: (i) for the removal of trustees; (ii) with respect to an amendment of the Declaration of Trust to the extent provided in the applicable Declaration of Trust; (iii) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action should be brought derivatively or as a class action on behalf of the Trust or the shareholders; and (iv) with respect to such additional matters as may be required or authorized by applicable law (including the election of trustees, approval of an investment advisory contract, approval of a Rule 12b-1 Plan under the 1940 Act, and changes to any fundamental investment policy or restriction), by the Declaration of Trust, or the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, as the Trustees may consider desirable.

Required Vote. Except when a larger vote is required by any provision of the respective Declaration of Trust and By-Laws of the New Trust and the Trusts, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee. Neither the New Trust nor any Trust provides for cumulative voting in the election of trustees. New Trust’s and EST’s Declarations of Trust both explicitly provide that where any provision of law or the Declaration of Trust requires the holders of any series to vote as a series, or where the Trustees have determined that a matter affects only the interests of one or more series, then a majority of the Shares of that series voted on the matter shall decide that matter insofar as that series is concerned. Under the New Trust’s Declarations of Trust the foregoing requirement for voting separately by series also applies to voting separately by class.

Redemption of Shares

The New Trust’s Declaration of Trust provides that the New Trust can require the redemption of Shares for any reason under terms set by the Board of Trustees, including the failure of a shareholder to supply a taxpayer identification number or other identifying information, maintain the minimum investment required, make payment when due for the purchase of Shares, or if the trustees determine the share activity of the account to adversely affect the shareholders of a series. Each Trust’s Declaration of Trust provides that trustees may require shareholders to redeem Shares if the aggregate net asset value of such Shares is less than the minimum total investment that the trustees may establish.

Shareholder Rights and Liability

The New Trust’s Declaration of Trust provides that Shares shall be deemed to be personal property giving only the rights provided in the Declaration of Trust. The New Trust’s Declaration of Trust further provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit. Massachusetts law does not expressly limit the liability of beneficial owners of a Massachusetts business trust. Each Trust’s Declaration of Trust provides that the trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

Liability Among Series

Delaware law provides that the liabilities with respect to a particular series of a statutory trust which is a registered investment company that issues multiple series of shares will be enforceable only against such particular series if the following conditions are met: (i) separate and distinct records are maintained for each series, and the assets associated with any such series are held in such separate and distinct records and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof; (ii) the governing instrument so provides; and (iii) notice of the limitation on liabilities of a particular series is set forth in the certificate of trust of the statutory trust. The Declaration of Trust of the New Trust provides that the New Trust will hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the New Trust or any other series, and the liabilities with respect to a particular series will be enforceable against the assets held with respect to that series only, and not against the assets of the Trust generally or the assets held with respect to any other series. Massachusetts law does not contain statutory provisions addressing series liability with respect to multi-series investment companies. The Declarations of Trust of EST and EGIF provide that any liability or expense incurred by a particular series of shares shall be payable solely out of the assets of that series.

Duties and Liabilities of Trustees and Officers; Indemnification, Advancement of Expenses

Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. Massachusetts law does not include an express provision limiting the liability of the trustees or officers of a Massachusetts business trust. The Declarations of Trust of both the New Trust and the Trusts provide that trustees and officers are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of their office. The New Trust’s Declaration of Trust extends this indemnification to employees and agents of the New Trust and also explicitly states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the New Trust shall owe any fiduciary duties to the New Trust or any series or to any shareholder or other person.

The Declaration of Trust of each Trust provides that every person who is, or has been, a trustee or officer of the Trust will be indemnified by the appropriate series against liability and all expenses reasonably incurred by him in connection with any proceeding in which he becomes involved by virtue of his being or having been a trustee or officer. The Declaration of Trust of the New Trust extends the indemnification obligation set forth in the Declaration of Trust of each Trust to also cover any employee of the Trust or person serving at the request of the New Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise. The New Trust will not indemnify a person who has been adjudicated by a court to be liable to the New Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth in the Declaration of Trust. A Trust will not indemnify a person who has been adjudicated by a court to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. While both the New Trust and the Trusts permit the advancement of expenses, the Trusts require that the trustees or legal counsel determine that the person is likely to be found entitled to indemnification, while the New Trust’s Declaration of Trust starts with the presumption that the person will be found entitled to indemnification. The Declaration of Trust of the New Trust also allows the trustees to enter into a contract to provide indemnification for a person outside of the terms set forth in the Declaration of Trust.

Removal of Trustees

The New Trust allows a trustee to be removed with or without cause at any time by action of at least three-quarters of the other trustees. ECAF and EGIF permit a trustee to be removed with or without cause, by action of at least two-thirds of the other trustees. EST permits a trustee to be removed only with cause, and by action of at least two-thirds of the other trustees. The New Trust, like the Trusts, allows shareholders to vote to remove a trustee by vote of at least two-thirds of the outstanding Shares.

Dissolution and Termination

Shareholder approval is not required for dissolution or termination of the New Trust or a series or class thereof. Shareholder approval is required for dissolution or termination of ECAF and EGIF or any series thereof. Trustees of EST have authority to terminate that Trust or a series without a shareholder vote if the trustees make a specific determination that the continuation of the Trust or such series is not in the best interests of the Trust, or such series.

Mergers or Reorganizations

Under the Declaration of Trust of the New Trust, the trustees may cause the New Trust or a series to merge, reorganize or consolidate with or into another trust or other business entity which is a diversified open-end management investment company as defined in the 1940 Act. Such reorganizations may include conversion of one or more series into a master-feeder structure. Any merger or consolidation of the New Trust or a series would not require shareholder approval, unless shareholder approval is required by the 1940 Act. The Declarations of Trust of ECAF and EGIF require shareholder approval to merge or consolidate the Trust or any series into another trust or other business entity which is a diversified open-end management investment company. Trustees of EST have authority to merge or consolidate the Trust or any series into another trust or other business entity which is a diversified open end management investment company without a shareholder vote, if the trustees make a specific determination that the continuation of the Trust or such series is not in the best interests of the Trust, such series, or the affected shareholders.

Amendments to Governing Documents

A shareholder vote is not needed for the trustees of the New Trust to amend the Declaration of Trust or the By-laws. The trustees of EST and EGIF may amend the Trust’s By-Laws without a shareholder vote. The ECAF’s By-laws state that any amendment which changes or affects provisions relating to (i) the employment of a custodian, (ii) amendments, or (iii) reports to shareholders must be approved by a majority of the outstanding shares of the Trust. The trustees of a Trust may amend the Trust’s Declaration of Trust, without a shareholder vote, only to change the name of the Trust or to cure any ambiguity or correct any inconsistent provisions therein.

Jurisdiction and Waiver of Jury Trial

The New Trust’s Declaration of Trust provides that any action against the New Trust, its trustees or officers must be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court or, if not, then in the Superior Court of the State of Delaware. If an action is brought in the Superior Court of the State of Delaware, to the extent permitted by law, shareholders are deemed to have waived a right to jury trial. The Declarations of Trust of the Trusts do not address submission to jurisdiction or the right to jury trail.

Derivative and Other Actions

The New Trust’s Declaration of Trust requires that shareholders who wish to bring a derivative action first make a pre-suit demand upon the Board of Trustees to bring a lawsuit on behalf of the New Trust, and the demand must be refused. (Shareholders of the New Trust are only excused from making a demand if a majority of the Board of Trustees, or any committee established to consider derivative actions, is composed of trustees who are not independent.) In the case of the New Trust, the demand must be made by or on behalf of no fewer than three unrelated complaining shareholders, and must be joined by those who hold ten percent or more of all Shares, or Shares of the series or class(es) to which such action relates if it does not relate to all series and classes. In addition, the trustees of the New Trust may ask the complaining shareholders to reimburse the New Trust for the expense of investigating the demand in the event the trustees choose not to bring the action. No shareholder may bring a direct action claiming injury as a shareholder of the New Trust where the matters alleged (if true) would give rise to a claim by the New Trust, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the New Trust generally. Under the Declarations of Trust of the Trusts, shareholders are permitted to vote as to whether or not a court action should be brought or maintained as a derivative action or a class action, but the Declarations of Trust do not otherwise address derivative actions.

Rights of Inspection

The By-laws of the New Trust and the Trusts provide that shareholders have such right to inspect any account, book or document as may be conferred by the trustees. Unlike the By-laws of the Trusts, the By-laws of the New Trust do not permit shareholders to adopt a resolution conferring rights of inspection.

Appendix D

Security Ownership of Certain Owners of the Funds

As of the Record Date, to each Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 Shares of a Fund.

Eagle Capital Appreciation Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ		5.73 226,988%	7.95 176,625%	60.31 1,717,405%

Raymond James Omnibus Account St. Petersburg, FL		48.84 1,934,387%	54.97 1,221,032%	8.31 236,693%

Charles Schwab & Co. San Francisco, CA		5.67 224,543%	5.02 111,400%

Wells Fargo Clearing Services LLC Saint Louis, MO			6.20 137,665%

Morgan Stanley Smith Barney New York, NY				11.24 320,074%

Mid Atlantic Trust Co. FBO Alakai Defense Systems, Inc. Pittsburgh, PA					10.81 2,598%

Matthew W. Fitgerald FBO Orchard Made Products Corp 401K Methuen, MA					9.72 2,336%

DCGT Omnibus Des Moines, IA					28.98 6,966%		94.80 856,604%

Mid Atlantic Trust Co. FBO Big Truck Rental LLC Pittsburgh, PA					5.50 1,323%

Marc Stauffer FBO Marc R. Stauffer MD PA 401K Profit Tampa, FL					20.31 4,881%

Nationwide Trust Company FSB Columbus, OH						7.89 15,499%

State Street Bank & Trust Co. FBO ADP Access Product Boston, MA						37.54 73,744%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
US Bank Cust FBO SD Electrical Annuity Plan Milwaukee, WI						53.98 106,047%

Saxon & Co. Philadelphia, PA							5.19 46,904%

Eagle Growth & Income Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ		5.01 393,436%

Raymond James Omnibus Account St. Petersburg, FL		44.20 3,473,865%	53.69 5,155,825%	48.98 5,996,260%

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		5.11 401,922%	13.83 1,327,611%	19.93 2,440,146%	20.53 29,959%

Wells Fargo Clearing Services LLC Saint Louis, MO		6.49 509,933%	6.09 584,419%

Charles Schwab & Co. San Francisco, CA		5.02 394,678%	5.24 503,483%

Morgan Stanley Smith Barney New York, NY				5.86 717,549%

UBS WM USA Weehawken, NJ				6.50 795,786%

Great West Trust Company LLC Greenwood Village, CO					5.94 8,668%

Mid Atlantic Trust Co. FBO Gordon H. Zuerndorfer MD PA 401K Pittsburgh, PA					7.83 11,429%

DCGT Omnibus Des Moines, IA					35.20 51,363%		99.79 1,987,593%

Robert Giacovas FBO Lazare Potter & Giacovas PTR 401K New York, NY					11.22 16,376%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
MG Trust Company CUST FBO Comfort Solutions Denver, CO						5.64 1,129%

ENT FPSC of Fredericksburg PC 401K Plan FBO Alerus Financial St. Paul, MN						29.08 5,821%

Mid Atlantic Trust Co. FBO Keith G. Woods DDS PC 401K PSP & Trust Pittsburgh, PA						62.73 12,558%

Eagle International Stock Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		71.10 162,886%	80.37 238,389%	81.81 296,753%

Robert W. Baird & Co. Inc. Milwaukee, WI		5.72 13,111%

Charles Schwab & Co. San Francisco, CA				7.56 27,407%

Great West Trust Company LLC Greenwood Village, CO					99.31 44,170%

Eagle Asset Management St. Petersburg, FL						100 196%	30.54 197%

Mid Atlantic Trust Co. FBO Muchler Financial Services Inc. 401K Pittsburgh, PA							6.31 40%

Matrix Trust Company CUST FBO Manhattan-Ogden USD 383 403B Plan Denver, CO							63.15 408%

Eagle Investment Grade Bond Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		76.65 792,588%	84.80 939,349%	63.72 468,294%

Charles Schwab & Co. San Francisco, CA		8.23 84,973%		6.40 47,012%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ				5.30 38,962%	13.76 1,713%	83.43 1,355%

UBS WM USA Weehawken, NJ				14.66 107,725%

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL					12.10 1,507%

Mid Atlantic Trust Co. FBO Dialyspa Management Services 401K Pittsburgh, PA					15.93 1,983%

Mid Atlantic Trust Co. FBO Dialyspa Staffing Services LLC 401K Pittsburgh, PA					30.77 3,831%

Marc Stauffer FBO Marc R. Stauffer MD PA 401K Profit Tampa, FL					25.87 3,222%

Eagle Asset Management St. Petersburg, FL						12.52 203%

Voya Retirement Windsor, CT							99.63 46,862%

Eagle Mid Cap Growth Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		19.68 1,498,638%	46.00 1,449,752%

Charles Schwab & Co. San Francisco, CA		8.23 626,683%		8.53 900,730%		7.35 308,587%

NFS LLC FEBO The Northern Trust Co. Chicago, IL		5.21 396,827%

NFS LLC FEBO FIIOC Covington, KY		5.01 381,185%		21.34 2,253,332%		29.00 1,218,291%	30.21 2,919,290%

DCGT Omnibus Des Moines, IA		7.33 558,257%			49.77 276,081%	9.74 409,276%	7.79 752,640%

Morgan Stanley Smith Barney New York, NY			5.61 176,840%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ			8.53 268,797%	7.00 739,261%

UBS WM USA Weehawken, NJ			5.79 182,453%	12.63 1,333,978%

Wells Fargo Clearing Services LLC Saint Louis, MO			10.98 345,953%			22.03 925,312%	8.98 867,354%

PIMS/Prudential Ret nominee for the TTEE/CUST PL 006 Clean Harbors Sav Norwell, MA				5.32 561,896%

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL					9.08 50,357%

State Street Bank & Trust Co. FBO ADP Access Product Boston, MA					21.12 117,148%

PIMS/Prudential Ret nominee for the TTEE/CUST PL 765 Fresenius Kabi USA LLC Savings Lake Zurich, IL						7.11 298,773%

Eagle Mid Cap Stock Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ		10.87 462,340%	6.44 273,887%

Raymond James Omnibus Account St. Petersburg, FL		40.68 1,730,784%	51.92 2,207,878%	9.15 185,473%

Charles Schwab & Co. San Francisco, CA		6.20 263,662%	6.70 285,062%

RBC Capital Markets LLC Omnibus Minneapolis, MN			6.32 268,682%	36.82 746,494%

Wells Fargo Clearing Services LLC Saint Louis, MO			5.80 246,690%	20.12 407,937%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
LPL Financial Omnibus San Diego, CA				10.92 221,458%

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL					5.68 3,639%

Voya Retirement Windsor, CT					41.59 26,640%

State Street Bank & Trust Co FBO ADP Access Product					6.81 4,362%

Ascensus Trust Company FBO Krause Moorhead Draisen PA Fargo, ND					15.50 9,924%

Great West Trust Company LLC Greenwood Village, CO						12.81 1,222%

MG Trust Company CUST FBO Crystal Bioscience Inc. Denver, CO						8.58 818%

MG Trust Company CUST FBO Rybicki Associates PC Denver, CO						15.50 1,478%

Counsel Trust DBA MATC FBO Holly J. Carter DDS PA 401K Pittsburgh, PA						8.32 793%

Brad Hudson FBO Sound Harbor Wealth Partners 401K Wilmington, NC						37.08 3,537%

Voya Retirement Windsor, CT							76.92 19,490%

PAI Trust Company Inc. De Pere, WI							22.01 5,577%

Eagle Small Cap Growth Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		9.08 1,358,975%	43.37 1,713,536%

Charles Schwab & Co. San Francisco, CA		31.61 4,731,391%	9.57 377,938%	12.64 2,916,135%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ			7.19 283,926%	11.87 2,737,412%

UBS WM USA Weehawken, NJ			5.38 212,404%

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL			8.26 326,196%	7.21 1,664,453%	6.03 102,600%

Wells Fargo Clearing Services LLC Saint Louis, MO			11.91 470,441%	10.92 2,520,082%		8.38 611,792%

NFS LLC FEBO FIIOC Covington, KY				7.18 1,656,938%		18.36 1,340,493%	28.56 8,246,490%

Voya Retirement Windsor, CT					49.36 840,032%

State Street Bank & Trust Co. FBO ADP Access Product Boston, MA					11.87 202,015%

DCGT Omnibus Des Moines, IA					15.56 264,764%	14.55 1,062,398%	7.35 2,122,544%

Great West Trust Company LLC Greenwood Village, CO						8.65 631,569%

Matrix Trust Company CUST FBO City National Corporation PS Plan Phoenix, AZ						6.08 443,818%

NFS LLC FEBO FMTC AS Trustee US Small & Mid Cap FMTC-Unitized Merrimack, NH							6.03 1,741,421%

Eagle Smaller Company Fund

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Pershing LLC Jersey City, NJ		5.53 62,436%	41.77 613,628%	22.54 132,017%

RBC Capital Markets LLC Omnibus Minneapolis, MN		16.55 186,698%

Raymond James Omnibus Account St. Petersburg, FL		55.62 627,606%	40.40 593,523%	18.89 110,642%

Charles Schwab & Co. San Francisco, CA			8.64 126,868%	7.70 45,128%			8.73 16,928%

Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
LPL Financial Omnibus San Diego, CA				14.71 86,152%

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL				9.23 54,037%	65.53 23,576%

State Street Bank & Trust Co. FBO ADP Access Product Boston, MA					14.57 5,243%

Mid Atlantic Trust Co. FBO Bunn Insurance Inc. 401K Profit Sharing Plan & Trust Pittsburgh, PA					5.33 1,916%

Mid Atlantic Trust Co. FBO Gregory’s Auto Supply Corporate 401K Pittsburgh, PA					9.28 3,339%

Eagle Asset Management St. Petersburg, FL						14.55 461%

Erik Dochtermann TTEE FBO K D & E Advertising, Inc. 401K New York, NY						85.45 2,707%

Charles Schwab & Co. San Francisco, CA							8.73 16,928%

T Rowe Price Owings Mills, MD							87.72 170,043%

Eagle Tactical Allocation Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
LPL Financial A/C San Diego, CA		6.50 6,638%

Raymond James Omnibus Account St. Petersburg, FL		51.23 52,300%	89.81 103,287%	10.73 86,132%

LPL Financial Omnibus San Diego, CA		13.19 13,464%		63.28 507,960%

LPL Financial A/C San Diego, CA		5.48 5,597%

Pershing LLC Jersey City, NJ				24.93 200,097%		79.58 2,745%

Eagle Asset Management St. Petersburg, FL					100.00 700%	20.42 704%	100.00 700%

A principal shareholder is any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31009?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon ClariVest Capital Appreciation Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder  approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE  ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31010?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE CAPITAL APPRECIATION FUND The undersigned shareholder of Eagle Capital Appreciation Fund (the “Fund”) hereby appoints Susan L. Walzer and Daniel R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to represent and vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of the Fund, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Fund’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business  as may properly come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31011?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Eagle Growth & Income Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE  ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of  Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31012?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE GROWTH & INCOME FUND The undersigned shareholder of Eagle Growth & Income Fund (the “Fund”) hereby appoints Susan L. Walzer and Daniel R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to represent and vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of the Fund, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Fund’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business  as may properly come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31013?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon ClariVest International Stock Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31014?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle International Stock Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to  represent and vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31015?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Eagle Investment Grade Bond Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE  ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31016?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle Investment Grade Bond Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to  represent and vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31017?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Eagle Mid Cap Growth Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of  Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31018?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle Mid Cap Growth Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to  represent and vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31019?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Eagle Mid Cap Stock Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of  Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31020?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle Mid Cap Stock Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to  represent and vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31021?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Eagle Small Cap Growth Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of  Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31022?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle Small Cap Growth Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel  R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to represent and  vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on  June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of  the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the  undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31023?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Eagle Smaller Company Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31024?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle Smaller Company Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel  R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to represent and  vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on  June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of  the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the  undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2

THREE EASY WAYS TO VOTE YOUR PROXY PROXY TABULATOR To vote by Internet P.O. BOX 9112 FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1?800?690?6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31025?S60043 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into Carillon Cougar Tactical Allocation Fund, a corresponding new series of Carillon Series Trust, a newly established Delaware statutory trust. 2. To implement “multi?manager” arrangements for the Fund whereby the Fund’s investment adviser, subject to approval by the Fund’s Board  of Trustees, would be able to select subadvisers to manage all or a portion of the assets of the Fund and materially amend  subadvisory agreements with subadvisers that are affiliated or unaffiliated with the investment adviser or the Fund, without obtaining shareholder approval. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as the name or names appear on this proxy. If shares are held jointly, each shareholder is requested to sign,  but only one signature is required absent a written notice to the contrary. If signing as an attorney, executor, administrator, trustee or  guardian, please give full title. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity  of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. By signing this proxy  card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 16, 2017: The Notice and Proxy Statement for this Meeting are available at www.proxyvote.com. E31026?S60043 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017 EAGLE SERIES TRUST Eagle Tactical Allocation Fund (the “Fund”) The undersigned shareholder of the Fund, a series of Eagle Series Trust (the “Trust”) hereby appoints Susan L. Walzer and Daniel  R. Dzibinski, and each of them, as the proxies of the undersigned, with full power of substitution and revocation, to represent and  vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on  June 9, 2017 at a Special Meeting of Shareholders to be held on August 16, 2017 at 10:00 a.m. Eastern Time, at the office of  the Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any adjournment or postponement thereof, with all of the powers the  undersigned would possess if then and there personally present. This proxy is being solicited on behalf of the Trust’s Board of Trustees. The Board unanimously recommends that shareholders vote “FOR” the Proposals. Properly executed proxies will be voted as instructed. If you sign, date and return the proxy card but give no instructions, shares  will be voted “FOR” the Proposals. This proxy also grants discretionary power to vote upon such other business as may properly  come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals. Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return  it promptly in the enclosed envelope. PLEASE SIGN AND DATE ON THE REVERSE SIDE V.2